Exhibit 10.4

EXECUTION COPY

CONTRIBUTION DEFERRAL AGREEMENT

dated as of June 17, 2009

by and between

YRC, INC.,

USF HOLLAND, INC.,

NEW PENN MOTOR EXPRESS, INC.,

USF REDDAWAY INC.,

and

the TRUSTEES for the

CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND

and the other Funds (as defined herein) from time to time a party hereto

and

WILMINGTON TRUST COMPANY,

as Agent

i

Schedule 1.01(a)	—	April Pension Payments
Schedule 1.01(b)	—	First Priority Collateral
Schedule 1.01(c)	—	June Pension Payments
Schedule 1.01(d)	—	May Pension Payments
Schedule 1.01(e)	—	Second Priority Collateral
Schedule 1.01(f)	—	Other Deferred Pension Payments
Schedule 1.01(g)	—	Pension Interest Rate
Schedule 1.01(h)	—	February Pension Payments
Schedule 2.04	—	Payment Details
Schedule 11.15	—	Notice Details

Exhibit A	—	Joinder Agreement
Exhibit B-1	—	Form of Mortgage (First Priority Collateral)
Exhibit B-2	—	Form of Mortgage (Second Priority Collateral)
Exhibit C	—	Form of Promissory Note
Exhibit D	—	Form of Guarantee

ii

CONTRIBUTION DEFERRAL AGREEMENT

This Contribution Deferral Agreement (this “Agreement”) is entered into as of June 17, 2009 (the “Agreement Date”), by and between (i) YRC, INC., a Delaware corporation (“YRC”); USF HOLLAND, INC., a Michigan corporation (“Holland”); NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”) USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) the TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND (the “CS Pension Fund”), and each other pension fund which executes a joinder substantially in the form of Exhibit A attached hereto (each a “Joinder”) (each of the CS Pension Fund and such other pension funds a “Fund”, and collectively, the “Funds”) and (iii) Wilmington Trust Company, as agent for the Funds (together with its successors and assigns, in such capacity, the “Agent”). The Obligors, the Funds and the Agent are herein individually each referred to as a “Party” and together referred to as the “Parties”.

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements (as amended, modified and supplemented from time to time, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds based on hours worked by covered employees;

WHEREAS, the Primary Obligors and the CS Pension Fund have previously entered into a deferral agreement, pursuant to which such Parties agreed that contributions otherwise due to the CS Pension Fund from the Primary Obligors under the CBA on or about February 15, 2009 (with respect to service rendered by employees during January 2009 the terms and conditions of employment of which are subject to the CBA and as further described on Schedule 1.01(h), the “February Pension Payment”) would be paid to the CS Pension Fund by the Primary Obligors on May 15, 2009 (or such later date as mutually agreed) rather than on the date otherwise required pursuant to the applicable participation agreement between each Primary Obligor and the CS Pension Fund;

WHEREAS, the Primary Obligors have provided the Funds with certain information regarding their financial status, ongoing projected cash flow and their resulting ability to make certain of the contributions required under the CBA;

WHEREAS, the Primary Obligors and the Funds each desire to enter into this Agreement to defer the time of payment required of the Primary Obligors of certain contributions due to the Funds from the Primary Obligors under the CBA (such deferral, in accordance with the terms and conditions set forth herein, the “Payment Deferral”); and

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following capitalized terms have the meanings specified below:

“Adjusted Gross Book Value” means 50% percent of the Gross Book Value of the Second Priority Collateral as determined at the time and from time to time such Second Priority Collateral is provided to the Agent, on behalf of the Funds.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning given to that term in the introductory paragraph hereof.

“Agreement Date” has the meaning given to that term in the introductory paragraph of this Agreement.

“April Pension Payment” means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts separately identified on Schedule 1.01(a) (as amended or supplemented from time to time pursuant to a Joinder Agreement) on April 15, 2009 pursuant to the CBA and the applicable participation agreement between the applicable Primary Obligor and the applicable Fund with respect to hours worked by collectively bargained employees of the Obligors during March 2009.

“Asset Sale” means any sale, transfer or other disposition by an Obligor to any Person of any real property set forth on Schedule 1.01(b) other than sales, transfers or other dispositions of any such property by an Obligor to another Obligor (so long as all actions necessary to maintain the perfection of the Agent’s first-priority Lien on such First Priority Collateral are taken).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York or Wilmington, Delaware are authorized or required by law to remain closed.

“CBA” has the meaning given to that term in the recitals of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

“Collateral” means collectively the First Priority Collateral and the Second Priority Collateral.

“Collateral Documents” means, collectively, the Mortgages and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, evidence or perfect Liens to secure the Obligations, including all other mortgages, deeds of trust, collateral trust agreements, intercreditor agreements or collateral sharing agreements, guarantees, subordination agreements, powers of attorney, consents, assignments, contracts, notices, financing statements and all other written matter whether heretofore, now, or hereafter executed by an Obligor and delivered to the Agent, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“CS Health and Welfare Fund” means Central States, Southwest and Southwest Areas Health and Welfare Fund.

“CS Pension Fund” has the meaning set forth in the recitals hereto.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deferred Pension Payment” means with respect to the CS Pension Fund, the February Pension Payment, and with respect to the CS Pension Fund and the other Funds, the April Pension Payment, the May Pension Payment, the June Pension Payment and each Other Deferred Pension Payment (collectively, such payments, the “Deferred Pension Payments”).

“Effective Date” means, with respect to each of the Deferred Pension Payments, the date such payment is due under the terms of the applicable participation agreement between the applicable Primary Obligor and the applicable Fund absent this Agreement, and therefore, subject to the satisfaction of the conditions to deferral set forth herein for such payment, such date is the effective date of the Payment Deferral with respect to such payment hereunder. The Effective Date of each Deferred Pension Payment shall be set forth on Schedules 1.01(a), (c), (d), (f) and (h) (as amended or supplemented from time to time by a Joinder Agreement).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Obligor, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Event of Default” has the meaning set forth in Article VIII.

“Excess Cash Amount” means, at any time, an amount equal to the positive difference between the actual Liquidity of Parent and its Subsidiaries as of such date and Liquidity in an amount equal to $250,000,000.

“February Pension Payment” has the meaning given to that term in the recitals of this Agreement.

“First Priority Collateral” means any and all real property owned, by an Obligor covered by the Collateral Documents and any and all other property of any Obligor, now existing or hereafter acquired, that may at any time be or become subject to a first priority security interest or Lien (subject to Permitted Liens and subordinate Liens created under the Senior Credit Facility) in favor of or for the benefit of the Agent, on behalf of itself and the Funds, to secure the Obligations. The First Priority Collateral shall be limited to the real property described on Schedule 1.01(b) (and the property described in the Mortgages encumbering such real property), in each case subject to the terms herein and the Intercreditor Agreement.

“First Priority Title Policies” has the meaning ascribed to such term in Section 6.01(a)(iii).

“Fund” and “Funds” have the meanings assigned to such terms in the heading of this Agreement; provided, that a pension fund shall only be permitted to join this Agreement pursuant to the terms of the Joinder Agreement(s) on or before August 15, 2009.

“Fund Documents” means this Agreement, the Guarantee, the Intercreditor Agreement, the Joinders and the Collateral Documents.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Gross Book Value” shall have the meaning assigned to such term by GAAP.

“Guarantee” means that (i) certain Non-Recourse Guarantee, by and among each Guarantor party thereto from time to time and the Agent, on behalf of itself and the Funds and (ii) any other non-recourse guarantee, by and among a Guarantor and the Agent on behalf of itself and the Funds and any other party thereto. It is understood and agreed that (x) only Affiliates of the Primary Obligors executing a Mortgage shall be required to execute the Guarantee and (y) recourse under the Guarantee with respect to any Guarantor shall be limited to its owned real property subject to any Mortgage (and the property described in such Mortgage). The Guarantee shall be substantially in the form attached hereto as Exhibit D hereto or such other form as is reasonably acceptable to the Primary Obligors, Agent and CS Pension Fund.

“Guarantors” means each Affiliate of the Primary Obligors who executes the Guarantee.

“Holland” has the meaning assigned to such term in the heading of this Agreement.

“Indemnitee” has the meaning assigned to such term in Section 11.02.

“Intercreditor Agreement” mean an intercreditor agreement by and among the Agent, on behalf of the Funds, and the Senior Administrative Agent.

“June Pension Payment” means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts separately identified on Schedule 1.01(c) (as amended or supplemented from time to time pursuant to a Joinder Agreement) on or about June 15, 2009 pursuant to the CBA and the applicable participation agreement between the applicable Primary Obligor and the applicable Fund with respect to hours worked by collectively bargained employees of the Primary Obligors during May 2009.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Liquidity” shall have the meaning set forth in the Senior Credit Facility as of the Agreement Date.

“Majority Funds” means, at any time, Funds having outstanding Deferred Pension Payments representing at least 50.1% of the sum of the total outstanding Deferred Pension Payments for all Funds at such time.

“Material Adverse Effect” means (a) a material adverse effect on (i) the business, assets, operations or condition, financial or otherwise, of the Parent and its subsidiaries taken as a whole, (ii) the ability of the Obligors to perform any of their respective obligations under the Fund Documents or (iii) the rights of or benefits available to the Funds (or the Agent, on behalf of the Funds) under this Agreement and the other Fund Documents or (b) a material impairment of a material portion of the Collateral or of any Lien on any material portion of the Collateral in favor of or for the benefit of the Agent and/or the Funds or the priority of such Liens.

“May Pension Payment” means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts separately identified on Schedule 1.01(d) (as amended or supplemented pursuant to a Joinder Agreement) on or about May 15, 2009 pursuant to the CBA and the applicable participation agreement between the applicable Primary Obligors and the applicable Funds with respect to hours worked by collectively bargained employees of the Obligors during April 2009.

“Mortgage” means each mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of or for the benefit of the Agent, on behalf of itself and the Funds, on real property owned by an Obligor. The form of mortgage for each of the First Priority Collateral and Second Priority Collateral is attached hereto as Exhibit B-1 and B-2, respectively.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA with respect to which the Company or any of its ERISA Affiliates has or may have any liability, contingent or otherwise.

“Net Cash Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event and (ii) except in the case of the real property set forth on Schedule 1.01(b), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Deferred Pension Payments) secured by such asset or otherwise subject to mandatory prepayment as a result of such event.

“New Penn” has the meaning assigned to such term in the heading of this Agreement.

“Obligations” means the due and punctual payment of (a) all Deferred Pension Payments, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Deferred Pension Payments when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other indemnities, fees, costs, and expenses (including, without limitation, the fees and expenses of the Agent, Agent’s sub-agents and legal counsel reimbursable hereunder), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Obligors under this Agreement and the other Fund Documents.

“Other Deferred Pension Payments” means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts and as of the dates separately identified on Schedule 1.01(f), in each case as amended by each Joinder Agreement, as applicable; provided, that in the absence of consent by the Majority Funds, in no event shall any Fund defer more than three (3) monthly pension payments owed by the Primary Obligors to such Fund or their Affiliates (or four (4) monthly pension payments in the case of CS Pension Fund).

“Obligor” and “Obligors” shall mean the Primary Obligors and the Guarantors.

“Parent” means YRC Worldwide Inc.

“Party” and “Parties” have the meanings assigned to such terms in the heading of this Agreement.

“Payment Deferral” has the meaning set forth in the recitals hereto.

“Pension Interest Rate” means, with respect to any Fund and such Fund’s Deferred Pension Payments, the rate of interest per annum set forth in such Fund’s Pension Trust as set forth on Schedule 1.01(g) (as supplemented or amended by a Joinder Agreement).

“Pension Trust” means with respect to any Fund, trust documentation that creates and governs the Fund.

“Permitted Lien” shall mean (a) Liens described in (i) clauses (a), (b), (e), and (f) of the definition of “Permitted Encumbrances” and (ii) Sections 6.02(i) in each case in the Senior Credit Facility as of the date hereof, (b) as to any property comprising Collateral, exceptions set forth in the Title Policy for such property, (c) Liens granted pursuant to the Bank Group Security Documents (as defined in the Intercreditor Agreement) subject to the terms of the Intercreditor Agreement and (d) Liens arising in the ordinary course of business securing obligations (other than debt for borrowed money) in an amount not to exceed $1,000,000 at any time.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or other entity.

“Primary Obligor” and “Primary Obligors” shall have the meanings assigned to such terms in the heading of this Agreement.

“Promissory Note” means a promissory note evidencing the Deferred Pension Payments owed to any Fund by the applicable Primary Obligor. Each Promissory Note shall be substantially in the form of Exhibit C attached hereto.

“Projections” shall have the meaning set forth in Section 3.05.

“Reddaway” has the meaning assigned to such term in the heading of this Agreement.

“Release Event” shall have the meaning set forth in Section 11.17.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, trustees, employees, agents and advisors of such Person and such Person’s Affiliates.

“Responsible Officer” means the chief financial officer, principal accounting officer, treasurer, controller or any vice president whose duties include monitoring compliance with this Agreement by the Obligors, and when used with respect to the Agent, the officer in the Corporate Capital Markets division at the Corporate Trust Office of the Agent having direct responsibility for the administration of this Agreement.

“Second Priority Collateral” means any and all real property owned by an Obligor covered by the Collateral Documents and any and all other property of any Obligor now existing or hereafter acquired, that may at any time be or become subject to a second priority security interest or Lien (subject to Permitted Liens and subordinate to Liens created under the Senior Credit Facility pursuant to the Intercreditor Agreement) in favor of or for the benefit of the Agent, on behalf of itself and the Funds, to secure the Obligations. The Second Priority Collateral shall be limited to the real property described on Schedule 1.01(e)(and the property described in the Mortgages encumbering such real property), subject in each case to the terms herein and the Intercreditor Agreement.

“Section Priority Title Policies” shall have the meaning set forth in Section 6.01(b)(iii).

“Senior Administrative Agent” means the administrative agent (including any successor or assign thereof) under the Senior Credit Facility.

“Senior Credit Facility” means that certain Credit Agreement, dated as of August 17, 2007 among YRC Worldwide Inc., a Delaware corporation, the Canadian Borrowers (as defined therein), the UK Borrowers (as defined therein), the Lenders party thereto from time to time, JPMorgan Chase Bank, National Association, Toronto Branch, as Canadian Agent, J.P. Morgan Europe Limited, as UK Agent, and JPMorgan Chase Bank, National Association, as Administrative Agent, as amended, modified, supplemented, restated, renewed, replaced, refinanced or extended from time to time.

“Senior Credit Facility Event of Default” shall have the meaning set forth in Article VIII(d).

“Taxes” means any and all present or future taxes, penalties, levies, imposts, duties, deductions, charges or withholdings imposed by any governmental authority.

“Title Policy” or “Title Policies” shall have the meaning set forth in Section 6.01(b)(iii).

“13-Week Cash Flow Projections” shall have the meaning set forth in Section 6.02(e).

“Transactions” means the execution, delivery and performance by the Obligors and Funds of this Agreement and the execution, delivery and performance by the Obligors of the other Fund Documents (including the granting of the Liens to the Agent, for the benefit of itself and the Funds, granted thereby).

“US Dollars” or “$” means the lawful money of the United States of America.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“YRC” has the meaning assigned to such term in the heading of this Agreement.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. References to the plural include the singular, and references to the singular include the plural. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context expressly requires otherwise:

(a) Except where expressly stated otherwise herein, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented, otherwise modified, renewed, refinanced, replaced or extended (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein);

(b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns;

(c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to articles, sections, exhibits and schedules shall be construed to refer to Articles and Sections of, and exhibits and schedules to, this Agreement;

(e) any capitalized terms used in any schedule or exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement; and

(f) the term “knowledge” or “aware” shall mean the actual knowledge of a Responsible Officer.

ARTICLE II

Deferred Contributions

SECTION 2.01. Pension Contributions. Subject to the terms and conditions set forth herein, the Funds on a several basis and the Primary Obligors, on a joint and several basis, hereby agree that each of the Deferred Pension Payments shall not be made on their applicable Effective Dates, but instead shall be made by the Primary Obligors to the Funds in (i) one payment of $3,571,405 on or before June 30, 2009 and thereafter (ii) thirty-six equal monthly installments payable on the 15th day of each calendar month commencing January 15, 2010 (or, as to any Deferred Pension Payment owed to any Fund, on such later dates as may be mutually agreed by the applicable Primary Obligors and such Fund directly affected by such extension with prior notice to the Agent).

SECTION 2.02. Interest. Interest shall accrue with respect to each Deferred Pension Payment (or, as applicable, the unpaid portion thereof) at the Pension Interest Rate from its Effective Date until the date such Deferred Pension Payment has been paid to the applicable Fund in full. Accrued interest on each Deferred Payment shall be payable in arrears on the fifteenth day of each calendar month commencing on July 15, 2009 and upon termination of this Agreement; provided, that all interest accruing and unpaid from each applicable Effective Date through the date such Fund becomes a party to this Agreement with respect to such Deferred Pension Payment shall be capitalized, compounded and added to the applicable Deferred Pension Payment, in each case as described on Schedules 1.01(a), (c), (d), (f) and (h). Interest payable pursuant to this Section 2.02 shall be computed on the basis of a 365 day or 366 day year, as the case may be.

SECTION 2.03. Prepayments.

(a) Asset Sales. In the event of receipt of Net Cash Proceeds from any Asset Sale or any casualty or condemnation event with respect to real property described on Schedule 1.01(b), the Obligors shall, within five (5) Business Days after receipt of such Net Cash Proceeds, prepay the Obligations in an aggregate amount equal to 100% of such Net Cash Proceeds.

(b) Excess Cash Proceeds. If the Liquidity of Parent and its subsidiaries is greater than $250,000,000, the Obligors shall, within 5 Business Days, make a prepayment in respect of the Deferred Payments equal to the Excess Cash Amount; provided, that after giving effect to such payment, Liquidity shall be equal to $250,000,000; provided, further, that notwithstanding anything to contrary in this Section 2.03(b) in no event shall the Obligors be required to make such prepayment unless and until the Excess Cash Amount is equal to or greater than $1,000,000 at any time.

(c) Optional. Obligors shall have the right at any time and from time to time, without premium or penalty, to prepay any of the Obligations in whole or in part either with or without prior notice, in the sole discretion of the Obligors.

(d) Application of Prepayments. Any mandatory prepayments pursuant to Sections 2.03(a) or (b) shall be applied ratably to all Deferred Pension Payments and shall be applied pro rata across the remaining installment payments. Any optional prepayment hereunder shall be applied ratably to all Deferred Pension Payments in direct order of scheduled payment.

SECTION 2.04. Payments Generally; Allocations of Proceeds; Pro Rata Treatment.

(a) Each Primary Obligor shall make each payment required to be made by it hereunder or under any other Fund Document (whether of Deferred Pension Payment, interest, fees or otherwise) prior to the time expressly required hereunder or under such other Fund Document for such payment (or, if no such time is expressly required, prior to 3:00 p.m. Central Standard Time), on the date when due, in immediately available funds, without set-off or counterclaim. All such payments shall be made to the Agent to the applicable account specified in Schedule 2.04 or, in any such case, to such other account as the Agent shall from time to time specify in a notice delivered to the Primary Obligors. The Agent shall distribute any such payments received by it to for the account of the appropriate Fund in accordance with such Schedule 2.04 promptly following receipt thereof. If any payment hereunder or under any other Fund Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under any Fund Document shall be made in US Dollars. Any payment required to be made by the Obligors hereunder shall be deemed to have been made by the time required if the Obligors shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Obligors to make such payment so long as such payment shall be received by the Agent or the Funds, as applicable, within one (1) Business Day of such steps being taken and the Primary Obligors shall have provided written notice to the Agent (for further distribution to the Funds) of such steps on the day such steps were undertaken.

(b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of Deferred Pension Payment, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of Deferred Pension Payments then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of Deferred Pension Payments then due to such parties.

(c) If at any time a Fund receives amounts in excess of its ratable share of the amount then distributed by the Agent, such Fund shall immediately remit such excess amounts to the Agent for redistribution.

(d) If the Agent shall receive any proceeds of Collateral (i) not constituting a specific payment of Deferred Pension Payments, interest, fees or other sum payable under the Fund Documents (which shall be applied as specified in Section 2.03) or (ii) after an Event of Default has occurred and is continuing and the Majority Funds so direct in writing, such funds shall be applied ratably first, to pay any fee or expense reimbursements including amounts then due to the Agent from any Obligor (including, without limitation, the fees and expenses of the Agent’s sub-agents and one legal counsel), second, to pay any expense reimbursements then due to the Funds from any Obligor, third, to pay interest then due and payable on the Deferred Pension Payments ratably, and fourth, to pay Deferred Pension Payments then due and payable ratably or as a court of competent jurisdiction shall direct.

ARTICLE III

Representations and Warranties of the Obligors

Each Primary Obligor represents and warrants to the Agent and each of the Funds that:

SECTION 3.01. Organization; Powers. Each of the Primary Obligors (a) is organized, validly existing and in good standing (to the extent that such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization or incorporation as applicable, and (b) has all corporate or organizational requisite corporate power and authority to carry on its business as now conducted.

SECTION 3.02. Authorization; Enforceability. The Payment Deferral and entry into the Transactions each are within each Primary Obligor’s corporate or organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder or shareholder action. Each Primary Obligor has all requisite corporate or organizational power to carry out and perform its obligations under the terms of this Agreement. The Fund Documents to which each Primary Obligor is a party have been duly executed and delivered by such Primary Obligor. This Agreement and each of the Fund Documents to which any Primary Obligor is a party constitutes the legal, valid and binding obligation of each Primary Obligor, enforceable against the Primary Obligor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. No Violation. The Transactions:

(a) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect and except for (i) filings and other actions necessary to perfect Liens created pursuant to the Fund Documents and (ii) filings and other actions necessary to release or subordinate any existing Liens;

(b) will not violate any applicable law or regulation applicable to the Obligors or any order of any governmental authority;

(c) will not violate the charter, by-laws or other organizational or constitutional documents of the Obligors; or

(d) will not violate or result in a default under the Senior Credit Facility,

except in each case (other than clause (d)), such consents, approvals, registrations, filings or other actions the failure of which to obtain or make, or, in the case of clause (b) at any time after the date hereof, to the extent such violations, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.04. Inability to Make Certain Limited Payments. Solely with respect to the February Pension Payment, the April Pension Payment and the May Pension Payment, each Primary Obligor was unable to make such Deferred Pension Payments as of the applicable Effective Date and remains unable to do so as of the date hereof. Solely with respect to the June Pension Payment, each Primary Obligor is unable to make such Deferred Pension Payments as of the applicable Effective Date.

SECTION 3.05. Financial Condition. As of the Agreement Date, the Parent has furnished to the Funds its consolidated balance sheet and statements of income, stockholders equity and cash flows (a) as of and for the fiscal year ended December 31, 2008, reported on by KPMG LLP, independent public accountants, and (b) as of and for the fiscal quarter ended March 31, 2009. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (b) above. As of the Agreement Date, the written projected financial information, dated as of May 29, 2009, delivered by the Obligors (or their advisors) to the CS Pension Fund and their advisors (the “Projections”) was prepared in good faith based upon assumptions believed to be reasonable by senior management at the time, it being recognized by the Funds and Agent that the Projections are not to be viewed as facts and that the actual results during the period or periods covered by such Projections may differ from the projected results and such differences may be material. Based on the Projections, as of the Agreement Date, the Obligors do not expect to be able to repay the Deferred Pension Payments on a date earlier than is required by this Agreement.

SECTION 3.06. Covenants. The Obligors have performed all of the conditions precedent specified in Article V that are required to be performed by the Obligors hereunder prior to the date hereof.

ARTICLE IV

Representations and Warranties of the Funds

Each Fund severally represents and warrants to the Agent and each of the Obligors, as to itself, that:

SECTION 4.01. Authority and Enforceability. The Trustees of such Fund have full power, right and authority to enter into this Agreement in the name of and on behalf of such Fund and to perform its obligations under the terms of this Agreement. This Agreement has been duly executed and delivered by the Trustees of such Fund and constitutes the legal, valid and binding obligation of such Fund, enforceable against such Fund in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.02. Acknowledgment. Except as expressly set forth herein or in the Fund Documents, each Fund acknowledges that no Obligor has made in connection with this Agreement, and is not making in this Agreement or any of the other Fund Documents, any representation or warranty as to the business, properties, condition (financial or otherwise), risks, results of operations, prospects or any other aspect of the operations of the Obligor or its subsidiaries. Each Fund also acknowledges that it has adequate information and has made its own independent investigation concerning the business, properties, condition (financial or otherwise), risks, results of operations and prospects of each Obligor and its subsidiaries taken as a whole to make an informed decision regarding its Payment Deferral.

ARTICLE V

Conditions Precedent

SECTION 5.01. Effective Date. The agreement of the Funds to allow deferral of the Deferred Pension Payments hereunder to such dates specified in Article II shall not become effective until the date on which each of the following conditions is satisfied (or waived):

(a) The Agent (or its counsel) and CS Pension Fund (or its counsel) shall have received from each Primary Obligor and, if applicable, each Guarantor either (i) a counterpart of this Agreement, the Guarantee (to the extent any such Guarantor is executing a Mortgage in favor of the Agent as of such date), if then required in connection with providing the First Priority Collateral, the Intercreditor Agreement and, to the extent then available, each Mortgage signed on behalf of such party or (ii) written evidence satisfactory to the Agent and the CS Pension Fund (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, the Guarantee, the Intercreditor Agreement and each Mortgage, then available.

(b) With respect to the June Pension Payment, deferral of such payments pursuant to this Agreement by the applicable Fund shall be subject to (i) the Primary Obligors representation and warranty that such Primary Obligors are unable to make such Deferred Pension Payments as of the applicable Effective Dates and (ii) a determination by the Trustees of the such Fund that such deferral is consistent with their fiduciary obligations under ERISA.

(c) (i) The Agent shall have received payment for all invoiced fees and reasonable out-of-pocket expenses earned, due and payable on or before the Agreement Date, and (ii) the Funds shall have received payment for all invoiced reasonable out-of-pocket expenses due and payable on or prior to the Agreement Date.

ARTICLE VI

Affirmative Covenants

Until the Obligations shall have been paid in full (other than contingent obligations not due and owing), the Primary Obligors covenant and agree with the Agent and the Funds that:

SECTION 6.01. Conditions Subsequent.

(a) To the extent not completed on or before the Agreement Date, within 30 days of the Agreement Date (or 45 days in the case of requirements with respect to any First Priority Collateral located in the United Mexican States or such later date as agreed by the Majority Funds), the Obligors shall:

(i) execute and deliver the Collateral Documents necessary (as determined by CS Pension Fund) to provide the Agent, on behalf of itself and the Funds, a perfected first priority security interest (subject to Permitted Liens) in the real property set forth on Schedule 1.01(b);

(ii) deliver an opinion of counsel (which counsel shall be reasonably satisfactory to CS Pension Fund; provided that any counsel that provided an opinion to the Senior Administrative Agent in connection with the creation of Liens securing the Senior Credit Facility shall be deemed to be reasonably satisfactory to CS Pension Fund) in each state in which First Priority Collateral is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state, in each case in form and substance reasonably satisfactory to the CS Pension Fund;

(iii) deliver ALTA mortgagee title insurance policies (which may be in the form of mark-ups of title commitments executed and otherwise binding by and upon the applicable title insurance company, so long as the final clean copy of such policy is delivered to the Agent within a reasonable time thereafter) issued by Chicago Title Insurance Company or one or more title companies selected by the Obligors and reasonably satisfactory to CS Pension Fund with respect to each real property constituting First Priority Collateral in accordance with the terms of this Agreement (each, a “First Priority Title Policy”), in amounts not less than the Gross Book Value of such property insuring the Agent’s (on behalf of itself and the Funds) security interest in such real property subject only to Liens permitted pursuant to clauses (a) and (c) of the definition of “Permitted Liens” and other exceptions reasonably acceptable to CS Pension Fund; and

(iv) cause any Affiliate, who has not previously executed the Guarantee (or in the case of an Affiliate organized under the laws of the United Mexican States such other documentation required to provide the Agent, on behalf of the Funds, a perfected security interest in the First Priority Collateral owned by such Person), but is executing a Mortgage, to execute and deliver the Guarantee to the Agent, on behalf of the Funds.

(b) The Obligors shall, within 60 days (or such later date as agreed by the Majority Funds) of the later of the applicable Effective Date and the date such requisite lender consent is obtained:

(i) execute and deliver the Collateral Documents necessary to provide the Agent, on behalf of itself and the Funds, a perfected second priority security interest (subject to Permitted Liens and subordinate to Liens created under the Senior Credit Facility pursuant to the terms of the Intercreditor Agreement) in properties listed on Schedule 1.01(e); provided, that in no event shall the Obligors be required to provide the Agent, on behalf of itself and the Funds, a Lien on Second Priority Collateral which has an Adjusted Gross Book Value (as of such date) which exceeds the difference between (A) the outstanding Deferred Pension payments minus (B)(I) the Gross Book Value of the First Priority Collateral and (II) the Adjusted Gross Book Value of the then existing Second Priority Collateral as certified by the Obligors to the Agent;

(ii) deliver an opinion of counsel (which counsel shall be reasonably satisfactory to CS Pension Fund; provided that any counsel that provided an opinion to the Senior Administrative Agent in connection with the creation of Liens securing the Senior Credit Facility shall be deemed to be reasonably satisfactory to CS Pension Fund) in each state in which Second Priority Collateral is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state, in each case in form and substance reasonably satisfactory to CS Pension Fund; and

(iii) deliver ALTA mortgagee title insurance policies (which may be in the form of mark-ups of title commitments executed and otherwise binding by and upon the applicable title insurance company, so long as the final clean copy of such policy is delivered to the Agent within a reasonable time thereafter) issued by Chicago Title Insurance Company or one or more title companies selected by the Obligors and reasonably satisfactory to CS Pension Fund with respect to each real property constituting Second Priority Collateral in accordance with the terms of this Agreement (each, a “Second Priority Title Policy” and collectively with the First Priority Title Policies, the “Title Policies” or any of them a “Title Policy”), in amounts not less than the Gross Book Value of such properties insuring the Agent’s (on behalf of itself and the Funds) security interest in such real property subject only to Liens permitted pursuant to clauses (a) and (c) of the definition of “Permitted Liens” and other exceptions reasonably acceptable to CS Pension Fund.

SECTION 6.02. Reporting and Notices. The Obligors shall provide the following reporting and notices to the Agent (for further distribution to the Funds) and CS Pension Fund:

(a) on or before the fifth Business Day of each fiscal month, the calculation of Liquidity in respect of each Business Day of the previous fiscal month via e-mail PDF (or other electronic format reasonably acceptable to CS Pension Fund) to the CS Pension Fund;

(b) promptly, but in any event no later than the seventh Business Day following receipt or delivery of the same, a copy of any notice of the occurrence of any Event of Default (as defined in the Senior Credit Facility) under the Senior Credit Facility;

(c) promptly, but in any event no later than the seventh Business Day following any Responsible Officer of the Obligors becoming aware thereof, written notice of any Default or Event of Default hereunder;

(d) promptly, written notice that the 13-Week Cash Flow Projections and related variance reports are not longer required to be delivered to the Senior Administrative Agent (and Agent and Fund may conclusively rely thereon until such time as the Primary Obligors may be required to resume delivery of such 13-Week Cash Flow Projections and related variance reports in accordance herewith);

(e) within 30 days after the end of each fiscal month (of each of the first two months in any fiscal quarter) of the Parent, the Parent’s unaudited consolidated balance sheet and related unaudited statements of operations and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, subject to normal year-end audit adjustments and the absence of footnotes;

(f) on or before the fifth Business Day of each fiscal month, commencing on the fifth business day of July 2009, projections of the weekly cash flows for the 13-week period commencing on the first day of such fiscal month (the “13-Week Cash Flow Projections”) which (i) reflect the Parent’s and its Domestic Subsidiaries’ (as defined in the Senior Credit Facility) consolidated projected cash receipts and cash expenditures for their corporate and other operations and (ii) contain comments of management of the Company and, if then engaged, comments of the Parent’s Financial Advisor (as defined in the Senior Credit Facility); provided that, Primary Obligors only shall be obligated to provide such 13-Week Cash Flow Projection and commentary to the Agent and Funds so long as the Parent is required to deliver such 13-Week Cash Flow Projections and commentary to the Senior Administrative Agent; and

(g) on or before the fifth Business Day of each fiscal month commencing on the fifth Business Day of August 2009, to the extent that the Primary Obligors are providing the 13-Week Cash Flow Projection, a variance report reflecting on a line-item basis the actual disbursements and receipts for the previous calendar month and the percentage variance of such actual results from those projected for such previous calendar month on the most current 13-Week

Cash Flow Projections delivered under the terms of this Agreement prior to such date; provided that, Primary Obligors only shall be obligated to provide such variance report to the Agent and Funds so long as the Parent is required to deliver such variance report to the Senior Administrative Agent.

SECTION 6.03. Financial Advisor. Each Primary Obligor will permit the financial advisor(s) retained by the Funds, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested so long as such inspection does not unduly interfere with such Primary Obligor’s business. Subject to Section 11.01, such reasonable inspections and examinations by or on behalf of any Fund shall be at such Fund’s expense.

SECTION 6.04. Weekly Health and Welfare Payments. So long as Liquidity is greater than $200,000,000, the Obligors shall make weekly payments (estimated to be one week’s payment of health and welfare contributions) in advance of the due date for the payments in respect of the CS Health and Welfare Fund (which payments shall be credited against the actual payment due to the CS Health and Welfare Fund on the due date). Notwithstanding anything to the contrary contained herein, such payments shall be made directly to CS Health and Welfare Fund for its own account (and not to the Agent) by the Obligors.

SECTION 6.05. Maintenance of Properties; Insurance. The Obligors will, (a) keep and maintain all property material to the conduct of their business in good working order and condition (ordinary wear, tear, condemnation and casualty excepted), except in any case where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and (b) maintain, with financially sound and reputable insurance companies (i) insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that each of the Obligors may self-insure to the same extent as other companies in similar businesses and owning similar properties in the same general areas in which the Obligors operate and (ii) all insurance required pursuant to the Collateral Documents. The Obligors will furnish to the Funds, promptly following the reasonable request of the Agent, on behalf of the Funds, information in reasonable detail as to the insurance so maintained. The Obligors shall deliver to the Agent and maintain endorsements to all “All Risk” physical damage insurance policies on all of the Collateral naming the Agent as lender loss payee. In the event that the Obligors at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then a Fund may, with the prior written consent of the Majority Funds (which shall not be granted if any other Fund has already obtained such insurance or the Obligors have cured the default), without waiving or releasing any obligations or resulting Default hereunder, at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which such Fund deems advisable (with the prior consent of the Majority Funds) seven (7) days after notification to the Obligors of such intent. All sums so disbursed by the Funds shall constitute part of the Obligations, payable as provided in this Agreement. The Obligors will furnish to the Agent and the Funds prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding.

SECTION 6.06. Promissory Note. Promptly following reasonable request from a Fund, the applicable Primary Obligors shall provide such Fund a Promissory Note(s) with respect to the Deferred Pension Payments owed by such Primary Obligor to such Fund.

ARTICLE VII

Negative Covenants

SECTION 7.01. Obligors. Until the Obligations (other than contingent obligations not due and payable) hereunder shall have been paid in full, the Primary Obligors covenant and agree with the Agent and the Funds that:

(a) Asset Sales. No Obligor shall consummate any Asset Sale unless such Asset Sale is approved by the Majority Funds; provided, that such approval shall (i) not be unreasonably withheld, delayed or conditioned and (ii) be deemed automatically granted to the extent the cash consideration received in connection with any such Asset Sale at closing shall be equal to or greater than 100% of the Gross Book Value of the property subject to such Asset Sale. For the avoidance of doubt, to the extent that multiple assets are being sold in an Asset Sale or series of related Asset Sales, the percentage threshold referenced above shall be deemed satisfied so long as the aggregate cash consideration received at the closings of such properties pursuant to such Asset Sale(s) equals or exceeds 100% of the aggregate Gross Book Value of such properties.

(b) No More Favorable Terms. The Obligors shall not (i) provide collateral (other than the Collateral granted pursuant to this Agreement) securing obligations owed by any Obligor to any Teamster pension fund similarly situated to the Funds (including Teamster pensions funds not a party to this Agreement) or (ii) make payments in respect of pension contributions owed to any Teamster pension fund similarly situated to the Funds to the extent such Teamster pension fund does not execute the Deferral Agreement or a Joinder Agreement (other than payments approved by the Majority Funds (such approval not to be unreasonably withheld, delayed or conditioned)).

SECTION 7.02. Funds. Until the Obligations shall have been paid in full (other than contingent obligations not due and owing), unless an Event of Default has occurred and is continuing, each of the Funds covenant severally and agree with the Obligors that:

(a) Absent the continuance of an Event of Default, such Funds shall not deem any of the Obligations owed to it to be delinquent contributions to which Section 515 of ERISA applies.

(b) Absent the continuance of an Event of Default, neither such Funds, nor any trustee or trustees with respect to such Funds, nor any of their successors, agents or assigns shall bring any action or allow any action under applicable law (including, through enforcement of Section 515 of ERISA or based on liability under Section 412 of the Code) to be brought in its or their name to seek payment of the Obligations (or any portion thereof) owed to it against any of the Obligors or any of their ERISA Affiliates, nor shall any of these Persons bring any action or otherwise seek to recover any of the remedies under applicable law (including, liquidated damages, penalties and other costs, and those remedies specified in Section 502(g) of ERISA) with respect to the Obligations.

(c) Under no circumstances shall such Funds determine that the deferral of the Obligations owed to them hereunder, (i) constitutes with respect to the Obligors or any of their ERISA Affiliates (x) a complete withdrawal with respect to any Multiemployer Plan under Section 4203 of ERISA, (y) a partial withdrawal with respect to any Multiemployer Plan under Section 4205 of ERISA, or (ii) otherwise subjects the Obligors or any of their ERISA Affiliates to Withdrawal Liability.

Except as expressly provided in this Agreement to the contrary, the rights of the Funds to seek relief for delinquent contributions, and to assess and collect Withdrawal Liability, are preserved.

ARTICLE VIII

Events of Default

If any of the following events (each an “Event of Default”) shall occur and be continuing:

(a) any Primary Obligor shall fail to pay any payment in respect of any Deferred Payments when and as the same shall become due and payable pursuant to this Agreement, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise (including, prepayments required to be made pursuant to the terms and conditions of Section 2.03) and such failure shall continue unremedied for a period of five (5) Business Days;

(b) any representation or warranty made or deemed made by or on behalf of any Obligor in or in connection with this Agreement or any other Fund Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(c) any Obligor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.01 or 7.01;

(d) any Obligor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or in any other Fund Document (other than those specified in clause (a), (b), (c), (e), (f) or (g) or (h) of this Article), and such failure shall continue unremedied for a period of 30 consecutive days after written notice thereof from the Agent to the Obligors (which notice will be given at the request of any Fund);

(e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief in respect of any Obligor or its debts, or of a substantial part of its assets, under any Federal, or state bankruptcy, insolvency, administrative, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(f) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking bankruptcy, winding up, dissolution (other than any dissolution to the extent the assets of such Obligor are transferred to another Obligor so long as all actions necessary to maintain the perfection of the Agent’s first-priority Lien on First Priority Collateral are taken), liquidation (other than any liquidation, to the extent the assets of such Obligor are transferred to another Obligor so long as all actions necessary to maintain the perfection of the Agent’s first-priority Lien on First Priority Collateral are taken), administration, moratorium, reorganization or other relief under any Federal or state bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (e) of this Article, (iii) apply for or consent to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (v) make a general assignment or arrangement for the benefit of creditors, or become unable or admit in writing its inability or fail generally to pay its debts as they become due;

(g) any event or condition occurs under the Senior Credit Facility that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such obligations or any trustee or agent on its or their behalf to cause the obligations under the Senior Credit Facility to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after giving effect to any cure or grace period, amendment or waiver); provided that (i) this clause (g) shall not apply to obligations that become due as a result of prepayments required pursuant to Section 2.12 of the Senior Credit Facility (or any similar provision in any extension, renewal, refinancing or replacement of the Senior Credit Facility) and (ii) an Event of Default under and as defined in the Senior Credit Facility (a “Senior Credit Facility Event of Default”) shall not in and of itself constitute an Event of Default under this clause until a period of thirty days has elapsed following notice of such Senior Credit Facility Event of Default from the Senior Administrative Agent or any lender under the Senior Credit Facility to Parent, or from Parent to such Senior Administrative Agent or any such lender under the Senior Credit Facility; or

(h) any Collateral Document shall for any reason to fail to create a valid and perfected first priority security interest in any First Priority Collateral with a Gross Book Value of $2,500,000 in the aggregate at any time or shall for any reason fail to create a valid and perfected second priority security interest in any Second Priority Collateral (if then applicable) with a Gross Book Value of $2,500,000 in the aggregate at any time purported to be covered thereby, in each case except as (i) permitted by the terms hereof or (ii) to extent such non-creation or non-perfection is a result of the action or inaction of the Agent;

then, and in every such Event of Default, and at any time thereafter during the continuance of such Event of Default, any Fund, by notice to the Primary Obligors, may: declare the Obligations solely in respect of the Deferred Payments owed to such Fund then outstanding to be due and payable, and thereupon such Obligations so declared to be due and payable, together with all other Obligations accrued hereunder and due to such Fund, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors to the extent permitted by applicable law. Upon the occurrence and during the continuance of an Event of Default, the Agent shall, at the request of the Majority Funds, exercise any rights and remedies provided to the Agent under the Fund Documents or at law or equity, including all remedies provided under the UCC with respect to the Collateral.

ARTICLE IX

The Agent

Each of the Funds hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions delegated to it hereby on its behalf, including execution of the other Fund Documents, and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The Agent shall not have any duties or obligations except those expressly set forth in the Fund Documents. Without limiting the generality of the foregoing,

(a) Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,

(b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Fund Documents that the Agent is required to exercise in writing as directed by the Majority Funds (or such other number or percentage of the Funds as shall be necessary under the circumstances as provided in Section 11.04), and

(c) except as expressly set forth in the Fund Documents, Agent shall not have any duty to disclose, or shall be liable for the failure to disclose, any information relating to the Obligors or any of their Subsidiaries that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

Without limiting the foregoing, the Agent shall not be required to act hereunder or to advance its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of its rights hereunder and under any other agreements or documents to which it is a party, and shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its reasonable satisfaction from the Funds of their indemnification obligations against any and all liability and expense that may be incurred by it by reason of taking or continuing to take or refraining from taking any such action in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision. The Agent shall be fully justified in requesting direction from the Majority Funds in the event this Agreement or any other Fund Document is silent or vague with respect to such Agent’s duties, rights or obligations.

Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Funds (or such other number or percentage of the Funds as shall be necessary under the circumstances as provided in Section 11.04) or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision. Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Agent by an Obligor or a Fund, and Agent shall not be responsible for or have any duty to ascertain or inquire into

(i) any statement, warranty or representation made in or in connection with any Fund Document, including without limitation any ERISA matters, issues or obligations that may arise out of the Transactions,

(ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith,

(iii) the accuracy or calculation of any amounts of any of the Deferred Pension Payments,

(iv) the performance or observance by the Obligors of any of the covenants hereunder,

(v) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Fund Document or the Senior Credit Facility,

(vi) the validity, enforceability, effectiveness or genuineness of any Fund Document or any other agreement, instrument or document,

(vii) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral or

(viii) the satisfaction of any condition set forth in Article V or elsewhere in any Fund Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for any Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent.

Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Funds and the Obligors. Upon any such resignation, the Obligors and the Majority Funds shall jointly appoint a successor. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. If no successor shall have been so appointed by the Obligors and the Majority Funds within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Majority Funds shall assume and perform all of the duties of the Agent hereunder until such time as a successor Agent is appointed; provided, that the retiring Agent shall continue to act as the secured party under the Mortgages until such Mortgages can be transitioned to a substitute secured party designated by the Majority Funds with the consent of the Primary Obligors. The fees payable by the Obligors to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between such Obligors and such successor. After an Agent’s resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Agent.

Each Fund acknowledges that it has, independently and without reliance upon the Agent, or any other Fund and based on such documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement. Each Fund also acknowledges that it will, independently and without reliance upon the Agent or any other Fund, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Fund Document or any related agreement or any document furnished hereunder or thereunder.

The Funds are not partners or co-venturers, and all obligations of each Fund under this Agreement are several. No Fund shall be responsible for or in any way liable for the acts or omissions, representations or agreements of, or shall be authorized to act for, any other Fund.

In its capacity, the Agent is a “representative” of the Funds within the meaning of the term “secured party” as defined in the UCC. Each Fund authorizes the Agent to enter into each of the Collateral Documents and the Intercreditor Agreement to which it is a party and to take all actions contemplated by such documents. Each Fund agrees that no Fund shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Funds upon the terms of the Collateral Documents at the direction of the Majority Funds. If Collateral is hereafter pledged by any Person as collateral security for the Obligations, the Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Funds any Fund Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of or for the benefit of the Agent, on behalf of Funds.

The Funds hereby irrevocably authorize the Agent, to release any Liens granted to or for the benefit of the Agent by the Obligors or any of their Subsidiaries on any Collateral:

(i) upon payment in full of the Obligations (other than contingent obligations not due and payable); or

(ii) that is sold or to be sold concurrently as part of or in connection with any sale permitted under the Fund Documents.

Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Upon request by the Agent at any time, the Majority Funds will confirm in writing the Agent’s authority to release particular types or items of Collateral pursuant hereto. Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Fund Document, or consented to in writing by the Majority Funds or all of the Funds, as applicable, the Agent shall (and is hereby irrevocably authorized by the Funds to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the Funds herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral.

Each Fund hereby appoints each other Fund as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the other Funds, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Fund obtain possession of any such Collateral, such Fund shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent’s instructions.

ARTICLE X

Reserved

ARTICLE XI

Miscellaneous

SECTION 11.01. Fees and Expenses. The Obligors shall pay:

(a) all reasonable out-of-pocket expenses incurred by the Agent, including the reasonable fees, charges and disbursements of sub-agents and no more than one counsel, and one additional local counsel in each applicable jurisdiction, for the Agent, in connection with the preparation, administration and enforcement of this Agreement and the other Fund Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated);

(b) all reasonable out-of-pocket expenses incurred by the Funds, including the reasonable fees, charges and disbursements of counsel and financial advisors for the Funds, in connection with the preparation and administration of this Agreement and the other Fund Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated);

(c) all reasonable fees, charges and disbursement of one primary counsel and one additional local counsel in each applicable jurisdiction for the Funds in connection with negotiation, execution and delivery of the Collateral Documents and the perfection of the Liens granted thereby; and

(d) all reasonable out-of-pocket expenses incurred by the Agent or any Fund, including the fees, charges and disbursements of legal counsel and financial advisors (solely with respect to financial advisors to the Funds), in connection with the enforcement or protection of its rights in connection with any Fund Document;

provided, that the Obligors (i) shall only be required to reimburse the reasonable costs and out-of pocket expenses of Funds with respect to legal counsel and financial advisors pursuant to clause (b) in an amount not to exceed $1,000,000 in the aggregate and (ii) shall pay all amounts (x) owed pursuant to Section 11.01(d) upon written demand and (y) all other amounts owed pursuant to Section 11.01 within 30 days of written demand (including documentation reasonably supporting such request).

SECTION 11.02. Indemnity. (a) The Obligors, on a joint and several basis, shall indemnify the Agent (and any sub-agent thereof) and each Related Party of the Agent (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all actions, losses, claims, damages, liabilities and related reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of one counsel for all Indemnitees to the extent of no conflict), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Obligors arising out of, in connection with, or as a result of the execution or delivery of this Agreement, any other Fund Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party, by any Fund or by any Obligor other than to the extent losses, claims, liabilities or expenses arise from (i) any Indemnitee’s gross negligence, bad faith, willful misconduct or material breach of the Fund Documents or (ii) a dispute solely among Indemnitees.

(b) To the extent that the Obligors for any reason fail to indefeasibly pay any amount required under clause (a) of this Section 11.02 to be paid by it to the Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Fund severally agrees to pay to the Agent (or any such sub-agent) or such Related Party, as the case may be, such Fund’s pro rata share (based on the amount of outstanding Deferred Pension Payments held by each Fund as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or against the Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for such Agent (or any such sub-agent) in connection with such capacity.

SECTION 11.03. Remedies. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.

SECTION 11.04. Consent to Amendments. Neither this Agreement nor any other Fund Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Obligors and the Majority Funds or by the Obligors and the Agent with the consent of the Majority Funds or, in the case of any other Fund Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Obligors that are parties thereto, in each case with the consent of the Majority Funds; provided that no such agreement shall:

(a) increase the outstanding amount of any Deferred Pension Payment or require deferrals of additional pension contribution payments owed to any Fund without the written consent of such Fund;

(b) reduce amount of any Obligations or reduce the rate of interest thereon, without the written consent of each Fund directly affected thereby;

(c) postpone the date of any scheduled payment of any Deferred Pension Payment, or any interest thereon, or reduce the amount of, waive or excuse any such payment, without the written consent of each Fund affected thereby (it being understood that waiver of a mandatory prepayment shall not constitute a postponement or waiver of a scheduled payment);

(d) change Section 2.04 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Fund directly affected thereby (except as set forth in Section 2.01);

(e) change any of the provisions of this Section or the definition of “Majority Funds” or any other provision of any Fund Document specifying the number or percentage of Funds required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Fund; and

(f) release all or substantially all the Collateral (except as expressly permitted by this Agreement).

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent, hereunder or under any other Fund Document without the prior written consent of the Agent.

SECTION 11.05. Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

SECTION 11.06. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.07. Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

SECTION 11.08. Descriptive Headings; Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

SECTION 11.09. Entire Agreement. This Agreement constitutes the entire contract among the Parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by each of the Parties, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 11.10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such successors and permitted assigns, any legal or equitable rights hereunder.

SECTION 11.11. Schedules. All schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

SECTION 11.12. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

SECTION 11.13. Submission to Jurisdiction; Choice of Forum. Each of the parties submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York sitting in New York County, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Nothing in this Section however shall affect the right of any party to serve legal process in any other manner permitted by law. Each Party agrees that a final judgment (after giving effect to any timely appeals) in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

SECTION 11.14. Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTION WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

SECTION 11.15. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to any Obligor, to it c/o YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, Attention of Chief Financial Officer and General Counsel (Telecopy No. 913-323-9824; Tim.Wicks@yrcw.com and Dan.Churay@yrcw.com);

(ii) if to the Agent, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington Delaware 19890, Attention: W. Thomas Morris, Vice President (Telecopy No.: (302) 636-4145; Email: TMorris@wilmingtontust.com); and

(iii) if to any Fund, as set forth on Schedule 11.15 (as amended or supplemented by a Joinder Agreement).

(b) Notices and other communications by and among the Agent, the Obligors and the Funds hereunder may be delivered or furnished by electronic communications, including Adobe PDF by emails and Internet or intranet websites. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 11.16. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

SECTION 11.17. Partial Release of Collateral. Notwithstanding anything to the contrary contained herein, each of the Funds agrees (and hereby authorize the Agent) so long as no Event of Default has occurred and is continuing to release Collateral, as selected by the Obligors, in an amount (determined on a Gross Book Value basis) equal to the positive difference between the Gross Book Value of the First Priority Collateral and the outstanding Obligations at any time (each occurrence, a “Release Event”) as certified in writing by the Obligors to the Agent. The Agent shall, at Obligors’ expense, execute and deliver or otherwise authorize the filing of such documents as the Obligors shall reasonably request in writing, in form and substance reasonably satisfactory to the Agent, including financing statement amendments and mortgage releases to evidence such release following the occurrence of a Release Event.

SECTION 11.18. Confidentiality. Each of the Funds and the Agent agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) in connection with the Transactions, (b) to the extent requested by any regulatory authority, including any examiner or auditor in connection with routine examinations or audits conducted pursuant to applicable laws, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (with, to the extent permitted by applicable law, prompt notice thereof to the Company), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Fund Document or the enforcement of rights hereunder or thereunder, (f) with the consent of the Primary Obligors or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent or any Fund on a nonconfidential basis from a source other than the Company (or its Affiliates). For the purposes of this Section, “Information” means all information received from the Obligors (or their Affiliates) relating to the Obligors’ (or their Affiliates’) or their business, other than any such information that is available to the Agent or any Fund on a nonconfidential basis prior to disclosure by the Obligors (or their Affiliates).

SECTION 11.19. Intercreditor Agreement. Notwithstanding anything herein to the contrary, each Fund and the Agent acknowledge that the Lien and security interest granted to the Agent pursuant to each Collateral Document and that the exercise of any right or remedy by Agent are, in each case, subject to the provisions of the Intercreditor Agreement in all respects. In the event of a conflict or any inconsistency between the terms of the Intercreditor Agreement, on the one hand, and any Fund Documents, on the other hand, the terms of the Intercreditor Agreement shall govern and control in all respects.

SECTION 11.20. No Effect on Other Obligations. Nothing contained in this Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that any Fund has or may have under its respective participation agreement(s) or under applicable law with respect to any contributions or other obligations of any of the Obligors to such Fund, other than the Deferred Pension Payments and any other Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

YRC, INC., as an Obligor

By
Name:
Title:

USF HOLLAND, INC., as an Obligor

By
Name:
Title:

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name:
Title:

USF REDDAWAY INC., as an Obligor

By
Name:
Title:

Signature Page to Contribution Deferral Agreement

YRC Worldwide Inc. et al

WILMINGTON TRUST COMPANY

By
Name:
Title:

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND

By
Name:
Title:

[Add Additional Funds]

By
Name:
Title:

Exhibit A

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of                 , 20    , by and among (i) [NEW FUND] (the “New Fund”); (ii) YRC, INC., a Delaware corporation (“YRC”); USF HOLLAND, INC., a Michigan corporation (“Holland”), and NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); and (iii) Wilmington Trust Company, as agent for the Funds (as defined below) (the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to that certain Contribution Deferral Agreement (as amended, modified or supplemented from time to time, the “Contribution Deferral Agreement”; capitalized terms not otherwise defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Contribution Deferral Agreement) dated as of June     , 2009, by and between the Obligors, the Agent and the Funds (as defined therein) from time to time a party thereto; and

WHEREAS, subject to the terms and conditions of the Contribution Deferral Agreement, the Obligors may defer the time of payment required of the Obligors of certain contributions due to the New Fund.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The New Fund party hereto hereby agrees to defer the receipt of the Deferred Pension Payments (the “New Deferred Pension Payments”), which Deferred Pension Payments are set forth in more detail on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

The New Fund (i) confirms that it has received a copy of the Contribution Deferral Agreement and the Collateral Documents, and such other documents and information as it has deemed appropriate to make its own decision to enter into this Joinder Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Fund and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Contribution Deferral Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Contribution Deferral Agreement and the Collateral Documents as are delegated to the Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Contribution Deferral Agreement are required to be performed by it as a Fund.

The New Fund hereby agrees to defer its New Deferred Pension Payments on the following terms and conditions:

1.1	New Fund. The New Fund acknowledges and agrees that upon its execution of this Agreement that the New Fund shall become a “Fund” under, and for all purposes of, the Contribution Deferral Agreement and each of the other Collateral Documents and a “Pension Fund Secured Party” for purposes of the Intercreditor Agreement, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Fund under each of the Contribution Deferral Agreement, each Collateral Document, the Intercreditor Agreement any other Fund Document.

1.2	Contribution and Deferral Agreement Governs. Except as set forth in this Joinder Agreement, the Deferred Pension Payments shall otherwise be subject to the provisions of the Contribution Deferral Agreement, the Intercreditor Agreement and the Collateral Documents.

1.3	Obligor’s Certifications. Each Obligor hereby certifies to the New Fund and the Agent that, as of the date hereof:

(a)	Each of the representations and warranties set forth in Section 3 of the Deferral Contribution Agreement are true and correct in all material respects as of such date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

(b)	No event has occurred and is continuing or would result from the consummation of the Deferred Pension Payments contemplated hereby that would constitute a Default or an Event of Default; and

(c)	The Obligors have performed in all material respects all agreements and satisfied all conditions which the Contribution Deferral Agreement provides shall be performed or satisfied by it on or before the date hereof.

1.4	New Fund’s Certifications. The New Fund hereby certifies to the Obligors and the Agent that, as of the date hereof, each of the representations and warranties set forth in Article 4 of the Deferral Contribution Agreement are true and correct with respect to the Fund as of such date.

1.5	Schedule A. Schedule(s) [ ] of the Contribution Deferral Agreement is hereby supplemented by the attached Schedule A.

1.6	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as provided by Section 11.04 of the Contribution Deferral Agreement.

1.7	Entire Agreement. This Agreement, the Contribution Deferral Agreement, the Intercreditor Agreement and the Collateral Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

1.8	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES).

1.9	Severability. Any term or provision of this Joinder Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder Agreement or affecting the validity or enforceability of any of the terms or provisions of this Joinder Agreement in any other jurisdiction. If any provision of this Joinder Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

1.10	Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy, Adobe pdf file or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first above written.

[NAME OF NEW FUND]

By:

Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

YRC, INC.

By:
Name:
Title:

USF HOLLAND, INC.

By:
Name:
Title:

NEW PENN MOTOR EXPRESS INC.

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

WILMINGTON TRUST COMPANY,
as Agent

By:
Name:
Title:

SCHEDULE	A
TO JOINDER AGREEMENT

Schedule 1.01

Effective Date	Amount of such payment
$
$
$
Total: $

Schedule 1.01(g)

Fund	Pension Interest Rate

Schedule 2.04

Fund	Account Details

Schedule 11.15

Fund	Notice Information

Exhibit B-1

Form of First Priority Mortgage

This document was prepared
by and after recording should be returned to:

Site No. [            ]

[                    ] County, [State/Commonwealth] of [                        ]

MORTGAGE, SECURITY AGREEMENT,

FINANCING STATEMENT, FIXTURE FILING AND

ASSIGNMENT OF RENTS AND LEASES

THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF RENTS AND LEASES (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Mortgage”) is executed as of the date acknowledged below, but is granted and made effective as of the          day of                     , 2009, by [            ], a [            ] (“Mortgagor”), having its principal place of business at c/o YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, Attention: Treasurer, to WILMINGTON TRUST COMPANY, a Delaware banking corporation, having an office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: W. Thomas Morris, Vice President, as Agent (together with its successors and assigns, in such capacity, “Mortgagee”), for its benefit and for the benefit of the “Funds” as defined in the Deferral Agreement (as hereinafter defined). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the respective meanings given to them in the Deferral Agreement.

WITNESSETH:

WHEREAS, YRC Inc., a Delaware corporation (“YRC”), USF Holland Inc., a Michigan corporation (“Holland”), New Penn Motor Express, Inc., a Pennsylvania corporation (“New Penn”) and USF Reddaway Inc., an Oregon corporation (“Reddaway”, and together with YRC, Holland and New Penn, each an “Obligor”, and collectively, “Obligors”), the Funds and Mortgagee have entered into that certain Contribution Deferral Agreement dated [                    ], 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Deferral Agreement”);

WHEREAS, pursuant to and following satisfaction of the conditions set forth in the Deferral Agreement, the Funds have deferred the time of payment required of Obligors of certain contributions due to the Funds from Obligors under the CBA and have agreed to extend certain other financial accommodations from time to time to Obligors;

WHEREAS, Mortgagor [is an Obligor,] [OR] [is a Guarantor under the Guarantee,] is an Affiliate of one or more of Obligors and has derived and will continue to derive direct and indirect economic benefit from the financial accommodations made by the Funds to Obligors; and

WHEREAS, Mortgagee and the Funds have required, pursuant to the terms of the Deferral Agreement, that Mortgagor enter into this Mortgage and grant to Mortgagee the liens and security interests referred to herein to secure the Obligations, including, without limitation: (i) payment of all Deferred Pension Payments, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Deferred Pension Payments when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) payment of all other indemnities, fees, costs, and expenses (including, without limitation, the fees and expenses of Mortgagee, Mortgagee’s sub-agents, and legal counsel reimbursable under the Deferral Agreement), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Obligors under the Deferral Agreement, this Mortgage and the other Fund Documents (the aforesaid obligations shall be hereinafter referred to collectively as the “Liabilities”);

NOW, THEREFORE, in consideration of the premises contained herein and to secure payment and performance of the Liabilities and in consideration of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Mortgagor does hereby assign, bargain, sell, pledge, grant, remise, release, alien, convey, hypothecate, mortgage and warrant to Mortgagee, its successors and assigns, the following described real estate (the “Land”) in [                    ] County, [                    ] and all of the other real property portions of the Mortgaged Property (as defined below), and does further grant a security interest to Mortgagee, its successors and permitted assigns, in all such portions of the Mortgaged Property that may be secured under the Uniform Commercial Code in effect in the State of [                    ] (the “State”) (said Uniform Commercial Code is hereinafter referred to as the “UCC”; terms defined in the UCC which are not otherwise defined in this Mortgage are used herein as defined in the UCC):

See Exhibit A attached hereto and by this reference made a part hereof for the legal description of the Land,

subject, however, to the Permitted Liens, which Land, together with all right, title and interest, if any, which Mortgagor may now have or hereafter acquire in and to all improvements, buildings and structures now or hereafter located thereon of every nature whatsoever, is herein called the “Premises”.

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Mortgagor may now have or hereafter acquire in and to (a) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining said Land, and any other interests in property constituting

2

appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, (b) all hereditaments, gas, oil, minerals (together (in each case, whether or not extracted from the Premises) with the right to extract, sever and remove such gas, oil and minerals), and easements, of every nature whatsoever, located in or on the Premises and all other rights and privileges thereunto belonging or appertaining, (c) all water, ditch, well and reservoir rights which are appurtenant to or which have been used in connection with the Land, (d) all development rights associated with the Land, whether previously or subsequently transferred to the Land from other real property or now or hereafter susceptible of transfer from such Land to other real property, (e) any land lying between the boundaries of the Land and the center line of any adjacent street, road, avenue or alley, whether opened or proposed, (f) all other or greater rights and interests of every nature in the Premises and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor, and (g) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in subparagraphs (a) through (f) above (collectively, hereinafter the “Property Rights”).

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Mortgagor may now have or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever owned or leased by Mortgagor now or hereafter located in, on or attached to, and used in connection with, or with the operation of, the Premises, including, but not limited to: (a) all apparatus, machinery and equipment; and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (the items described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the “Fixtures”). It is mutually agreed, intended and declared that the Premises and all of the Property Rights and Fixtures owned by Mortgagor (referred to collectively herein as the “Real Property”) shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Mortgage to be real estate that is covered by the lien of this Mortgage. It is also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the UCC in effect in the State, this instrument shall constitute a security agreement, fixture filing and financing statement, and Mortgagor agrees to execute, deliver and file or refile, and hereby authorizes Mortgagee and the Funds to prepare and file or refile, without Mortgagor’s consent but with prior notice to Mortgagor, any financing statement, continuation statement, or other instruments Mortgagee or the Funds may reasonably require from time to time to perfect or renew such security interest under the UCC. To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture-filing” within the meaning of Sections [9-102, 9-501 and 9-502] of the UCC. Subject to the terms and conditions of the Deferral Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Mortgagee’s sole election.

TOGETHER WITH all the estate, right, title and interest of Mortgagor in and to: (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the

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power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Real Property or any part thereof; and (except as otherwise provided herein) Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor, and to apply the same as provided in the Deferral Agreement; (ii) all contract rights, accounts, general intangibles, actions and rights in action relating to the Real Property, including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; (iii) all accounts and payment intangibles arising out of the sales at the wellhead or mine head of oil, gas or other minerals in which Mortgagee had an interest before extraction thereof; and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property. The rights and interests described in this paragraph are hereinafter collectively referred to as the “Intangibles”. Notwithstanding any of the foregoing or anything to the contrary set forth elsewhere in this Mortgage, the security interests in and to the Intangibles created hereby and pursuant to the other Fund Documents in favor of Mortgagee (for its own benefit and for the benefit of the Funds), shall be governed by the terms and conditions of the UCC then in effect in the State.

As additional security for the Liabilities secured hereby, Mortgagor (i) does hereby absolutely pledge and assign to Mortgagee, for its benefit and for the benefit of the Funds, from and after the date hereof (including any period of redemption), primarily and on a parity with the Real Property, and not secondarily, all the rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including any letters of credit, letter-of-credit rights supporting obligations, or other credit support for any rents or leases and all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Real Property) (collectively, the “Rents”) under any and all present and future leases, subleases, contracts or other agreements to which it is a party as a lessor and relative to its ownership or occupancy of all or any portion of the Real Property (collectively, the “Leases”), and (ii) except to the extent such a transfer or assignment is not permitted by the terms thereof, does hereby transfer and assign to Mortgagee, for its benefit and for the benefit of the Funds, all such Leases (including all of Mortgagor’s rights under any contracts for the sale of any portion of the Mortgaged Property and all of Mortgagor’s revenues and royalties under any oil, gas and mineral leases relating to the Real Property or accruing to it). Mortgagee hereby licenses to Mortgagor, until an Event of Default (as defined in the Deferral Agreement) shall have occurred and be continuing, the right to collect and use the Rents as they become due and payable under the Leases, but not more than one month in advance thereof (unless otherwise required by the terms of any such related agreement), provided that the existence of such right shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment shall be subject to the rights of Mortgagee under this Mortgage. Mortgagor further agrees to execute and deliver such assignments of Leases (including land sale contracts or other agreements) as Mortgagee or the Funds may from time to time reasonably request (which contracts or other agreements shall be in form and substance reasonably acceptable to Mortgagee and the Funds). Upon the occurrence and during the continuance of an Event of Default (1) Mortgagor agrees, upon receipt of written demand from Mortgagee, to deliver to Mortgagee all of the Leases with such additional assignments thereof as Mortgagee may request, and agrees that Mortgagee may assume (or cause a receiver to be

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appointed to assume) the management of the Real Property and collect the Rents, applying the same upon the Liabilities in the manner provided in the Deferral Agreement, and (2) Mortgagor hereby authorizes and directs all tenants, purchasers or other Persons occupying or otherwise acquiring any interest in any part of the Real Property to pay the Rents due under the Leases to Mortgagee upon request of Mortgagee. Upon the occurrence and during the continuance of an Event of Default, Mortgagor hereby appoints Mortgagee as its true and lawful attorney in fact to manage (or cause a receiver to be appointed to manage) said property and collect the Rents, with full power to bring suit for collection of the Rents and possession of the Real Property, giving and granting unto said Mortgagee and unto its agents and attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in the protection of the security hereby conveyed; provided, however, that (a) this power of attorney and assignment of rents shall not be construed as an obligation upon said Mortgagee to make or cause to be made any repairs that may be needful or necessary, and (b) Mortgagee agrees that unless such Event of Default has occurred and is continuing as aforesaid, Mortgagee shall permit Mortgagor to perform the aforementioned management responsibilities. Upon Mortgagee’s receipt of the Rents, at Mortgagee’s option, it may use the proceeds of the Rents to pay: (x) charges for collection thereof or hereunder, costs of necessary repairs and other costs requisite and necessary during the continuance of this power of attorney and assignment of rents; (y) general and special taxes and insurance premiums and deductibles; and (z) any or all of the Liabilities pursuant to the provisions of the Deferral Agreement. This power of attorney and assignment of rents shall be irrevocable until this Mortgage shall have been satisfied and released, and the releasing of this Mortgage shall act as a revocation of this power of attorney and assignment of rents. During the continuance of an Event of Default, Mortgagee shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with the provisions of the Deferral Agreement.

All of the property described above, and each item of property therein described, not limited to but including the Land, the Premises, the Property Rights, the Fixtures, the Real Property, the Intangibles, the Rents and the Leases, and all profits and proceeds therefrom and all replacements thereof, are herein collectively referred to as the “Mortgaged Property”.

Nothing herein contained shall be construed as constituting Mortgagee a mortgagee-in-possession in the absence of the taking of actual possession of the Mortgaged Property by Mortgagee. Nothing contained in this Mortgage shall be construed as imposing on Mortgagee any of the obligations of the lessor under any Lease of the Mortgaged Property in the absence of an explicit written assumption thereof (on a case-by-case basis) by Mortgagee. In the exercise of the powers herein granted Mortgagee, no liability shall be asserted or enforced against Mortgagee, all such liability being hereby expressly waived and released by Mortgagor (on behalf of itself and all Persons now or hereafter claiming by or through Mortgagor).

TO HAVE AND TO HOLD the Mortgaged Property, properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto Mortgagee, its beneficiaries (including the Funds), successors and permitted assigns, forever for the uses and purposes herein set forth. Mortgagor (on behalf of itself and all Persons now or hereafter claiming by, through or under Mortgagor) hereby releases and waives all rights under and by virtue of the homestead exemption laws, if any, of the State, and Mortgagor hereby covenants, represents and warrants

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that, at the time of the ensealing and delivery of these presents, Mortgagor is well seised of the Mortgaged Property in fee simple and with full legal and equitable title to the Mortgaged Property, with full power and lawful authority to assign, bargain, sell, pledge, grant, remise, release, alien, convey, hypothecate, mortgage and warrant to Mortgagee and its successors and assigns the Mortgaged Property as set forth herein, and that the title to the Mortgaged Property is free and clear of all Liens and other encumbrances, except for the Permitted Liens. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same, subject to the Permitted Liens, to Mortgagee and its successors and permitted assigns against the claims of all Persons claiming by, through or under Mortgagor.

The following provisions shall also constitute an integral part of this Mortgage:

1. Payment of Taxes on the Mortgage. Without limiting any of the provisions of the Deferral Agreement, Mortgagor agrees that, if the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Mortgage or shall levy, assess, or charge any tax, assessment or imposition upon this Mortgage or the credit or indebtedness secured hereby or the interest of Mortgagee in the Mortgaged Property or upon Mortgagee by reason of or as holder of any of the foregoing, including, without limitation, any tax, interest or penalty arising in connection with the recordation of this Mortgage or the imposition of documentary stamps or taxes, intangibles taxes or the like, including those required to be paid because of future advances or financial accommodations or an increase in the amount of the Liabilities secured hereby, then, Mortgagor shall pay for such documentary stamps in the required amount and deliver them to Mortgagee or pay (or reimburse Mortgagee for) such taxes, assessments or impositions. Mortgagor agrees to provide to Mortgagee, within ten (10) business days after any such taxes, assessments or impositions become due and payable, and at any other times upon request from Mortgagee, copies of official receipts showing payment of all such taxes, assessments and charges which Mortgagor pays hereunder. Mortgagor agrees to indemnify Mortgagee against liability on account of such documentary stamps, taxes, assessments or impositions, whether such liability arises before or after payment of the Liabilities and regardless of whether this Mortgage shall have been released.

2. Leases Affecting the Real Property. Mortgagor agrees faithfully to perform all of its obligations under all present and future Leases at any time assigned to Mortgagee as additional security, and to refrain from any action or inaction which would result in termination of any such Leases or in the material diminution of the value thereof or of the Rents due thereunder. All future Leases made after the effective date of this Mortgage shall include provisions requiring the lessees thereunder, at Mortgagee’s option and without any further documentation, to attorn to Mortgagee as lessor if for any reason Mortgagee becomes lessor thereunder, and to pay rent to Mortgagee during the continuance of an Event of Default, upon demand, and Mortgagee shall not be responsible under such Lease for matters arising prior to Mortgagee becoming lessor thereunder.

3. Use of the Real Property. Mortgagor agrees that it shall not permit the public to use the Real Property in any manner that might tend, in Mortgagee’s reasonable judgment, adversely to impair Mortgagor’s title to such property or any portion thereof or to

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make possible any claim or claims of easement by prescription or of implied dedication to public use other than the Permitted Liens. Mortgagor shall not use or knowingly permit the use of any part of the Real Property for an illegal purpose, including, without limitation, the violation of any Environmental Laws (as hereinafter defined). Moreover, Mortgagor shall duly and punctually observe and perform each and every material term, provision, condition, and covenant to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument (including all instruments comprising the Permitted Liens) affecting or pertaining to the Mortgaged Property, except where failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The term “Environmental Laws” as used in this Mortgage means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

4. Indemnification. Mortgagor acknowledges and agrees that any obligations and liabilities of Mortgagor arising under this Mortgage shall be deemed to constitute both (1) Obligations under the Deferral Agreement, and (2) Liabilities under this Mortgage. Without limiting any indemnification that Mortgagor, Obligors or Guarantors have granted in the Deferral Agreement, the Guarantee, or any of the other Fund Documents, Mortgagor hereby agrees, without duplication, to indemnify and hold harmless Mortgagee, all Funds, and any of their respective Affiliates (for purposes of this Section 4, collectively, the “Indemnitees” and each individually, an “Indemnitee”) from and against any and all losses, claims, damages, penalties, liabilities and related expenses (including attorneys’ fees, paralegals’ fees, other professionals’ fees, court costs and disbursements) which may be imposed on, incurred or paid by or asserted against either the Mortgaged Property or any of the Indemnitees by reason or on account of or in connection with (i) the construction, reconstruction or alteration of the Mortgaged Property, (ii) any gross negligence or willful misconduct of any Obligor, Mortgagor, any Guarantor, any lessee of the Mortgaged Property, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or (iii) to the fullest extent permissible in accordance with applicable laws, any accident, injury, death or damage to any Person or property occurring in, on or about the Mortgaged Property to the extent the same was not caused by the gross negligence or willful misconduct of the Indemnitees; provided that such indemnity shall not, as to any particular Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct, violation of law or breach by such Indemnitee, or claims brought by any Indemnitee against any one or more other Indemnitees; provided further that no such gross negligence, willful misconduct, violation of law or breach by any one or more of the Indemnitees shall be deemed to void, reduce, limit, impair or otherwise affect the indemnification provided for hereunder respecting any and/or all of the other Indemnitees which are not deemed by said court to be responsible for such gross negligence, willful misconduct, violation of law or breach, and all Indemnitees not held by said court to be responsible for same shall be entitled to the full scope of the indemnification contemplated hereunder as if such gross negligence, willful misconduct, violation of law or breach by one or more of the Indemnitees which are deemed to be responsible by said court for same did not exist.

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5. Insurance and Impositions.

(a) Mortgagor shall, at its sole expense, obtain for, deliver to and maintain for the benefit of Mortgagee and all Funds, until the Liabilities are paid in full: (1) all insurance policies as required pursuant to Section 6.05 of the Deferral Agreement; and (2) flood insurance, if (i) the surveyor preparing the survey of the Mortgaged Property (or a standard flood hazard determination certificate issued by a flood hazard certification firm acceptable to Mortgagee and the Funds) determines that all or any portion of the improved Real Property is situated within a special hazard flood area, as designated by the applicable Governmental Authority (as defined below), and (ii) such flood insurance is then required by the National Flood Insurance Reform Act of 1994 et. seq. (as amended, the “Flood Act”), or by other applicable laws, rules or regulations, or by Mortgagee in accordance with Mortgagee’s standard policies and practices. If any flood insurance is required to be obtained in accordance with the preceding sentence, then Mortgagor shall, at its sole expense: (I) purchase flood insurance covering the Mortgaged Property in such amounts as may be required or otherwise specified by the Flood Act or by Mortgagee and the Funds (whichever stipulated amount may be greater); and (II) take any and all other actions as Mortgagee and the Funds may deem necessary or desirable to comply with the Flood Act, other applicable laws and/or Mortgagee’s standard policies and practices. In the event of any casualty loss affecting all or any part of the Mortgaged Property, the net insurance proceeds from any insurance policies covering the Mortgaged Property shall be collected, paid and applied as specified in the Deferral Agreement, or if not so specified, such proceeds shall be paid over and remitted to Mortgagor. The term “Governmental Authority” as used in this Mortgage means the government of the United States or any other nation, or of any political subdivision thereof, whether provincial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(b) Mortgagor shall promptly cause to be paid all impositions of real estate taxes, assessments and insurance premiums and deductibles that if not paid, could result in a Material Adverse Effect (collectively, the “Impositions”) now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof before the same shall become delinquent or in default, except where: (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Mortgagor has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. If requested by Mortgagee, Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of the Impositions.

6. Condemnation Awards. Mortgagor hereby assigns to Mortgagee, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Mortgaged Property for public use, and Mortgagor agrees that the proceeds of all such awards shall be collected, paid and applied as specified in the Deferral Agreement.

7. Event of Default and Remedies. The term “Event of Default” as used herein shall have the meaning ascribed to such term pursuant to the Deferral Agreement. Subject to the provisions of the Deferral Agreement, upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies provided for in the Deferral

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Agreement, the Guarantee and/or any of the other Fund Documents, and to the extent permitted by applicable law, the following provisions of this Section 7 shall apply, in each case at the direction of the Majority Funds:

(a) Mortgagee’s Power of Enforcement. It shall be lawful for Mortgagee to (i) immediately sell the Mortgaged Property either in whole or in separate parcels, as prescribed by the State law, under power of sale, which power is hereby granted to Mortgagee to the full extent permitted by the State law, and thereupon, to make and execute to any purchaser(s) thereof deeds of conveyance pursuant to applicable law or (ii) immediately foreclose this Mortgage by judicial action. The court in which any proceeding is pending for the purpose of foreclosure or enforcement of this Mortgage, or any other court of competent jurisdiction, may, at once or at any time thereafter, either before or after sale, and to the extent permitted by law without notice, and without requiring bond, and without regard to the solvency or insolvency of any Person liable for payment of the Liabilities secured hereby, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the Payment Deferral is made) for the benefit of Mortgagee and the Funds, with power to collect the Rents, due and to become due, during such foreclosure or enforcement suit and the full statutory period of redemption notwithstanding any redemption. The receiver, out of the Rents when collected, may pay costs incurred in the management and operation of the Mortgaged Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to any and all portion(s) of the Mortgaged Property, and may pay all or any part of the Liabilities or other sums secured hereby or any deficiency decree entered in such foreclosure or enforcement proceedings. Upon or at any time after the filing of a suit to foreclose or enforce this Mortgage, the court in which such suit is filed shall have full power to enter an order placing Mortgagee in possession of the Mortgaged Property with the same power granted to a receiver pursuant to this subparagraph and with all other rights and privileges of a mortgagee-in-possession under applicable law.

(b) Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income. Mortgagee and the Funds shall, at their option, have the right, acting through their agents or attorneys, either with or without process of law, forcibly or otherwise, to enter upon and take possession of the Mortgaged Property, expel and remove any Persons, goods, or chattels occupying or upon the same, to the extent permitted under applicable laws, to collect or receive all the Rents, and to manage and control the same, and to lease the same or any part thereof, from time to time, and, after deducting all attorneys’ fees and expenses, and all expenses incurred in the protection, care, maintenance, management and operation of the Mortgaged Property, distribute and apply the remaining net income in accordance with the terms of the Deferral Agreement or upon any deficiency decree entered in any foreclosure proceedings.

(c) Rights Under the UCC. Mortgagee may exercise its rights of enforcement and remedies available to it pursuant to the UCC.

(d) Rights in Connection with Bankruptcy. If the Mortgaged Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, or in the event of the filing of any voluntary or

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involuntary petition under Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder (the “Bankruptcy Code”) by or against Mortgagor, any Obligor, or any Guarantor, then Mortgagee shall immediately become entitled, in addition to all other relief to which Mortgagee may be entitled under this Mortgage, the other Fund Documents, at law or in equity, to obtain (i) an order from any bankruptcy court or other appropriate court granting immediate relief from the automatic stay pursuant to § 362 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code) so as to permit Mortgagee to pursue its rights and remedies against Mortgagor as provided under this Mortgage, the other Fund Documents and all other rights and remedies of Mortgagee at law and in equity under applicable State laws, and (ii) an order from the bankruptcy court prohibiting Mortgagor’s use of all “cash collateral” as defined under § 363 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code). Mortgagor shall not assert, or request any other Person to assert, that the automatic stay under § 362 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code) operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage, or any other rights that Mortgagee has, whether now or hereafter acquired, against any obligor or guarantor of the Liabilities (including, without limitation, any Guarantor). Mortgagor shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to § 105 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code) or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage against any obligor or guarantor of the Liabilities (including, without limitation, any Guarantor). Any bankruptcy petition or other action taken by Mortgagor to stay, condition, or inhibit Mortgagee from exercising its remedies are hereby admitted by Mortgagor to be in bad faith and Mortgagor further admits that Mortgagee would have just cause for relief from the automatic stay in order to take such actions authorized under State law. Mortgagor covenants to give prompt written notice to Mortgagee of the insolvency or bankruptcy filing (whether voluntary or involuntary) of Mortgagor, or the death, insolvency or bankruptcy filing (whether voluntary or involuntary) of any Obligor, or any Guarantor.

8. Application of the Rents or Proceeds from Foreclosure or Sale. In any foreclosure of this Mortgage by judicial action, or any sale of all or any portion(s) of the Mortgaged Property by advertisement, in addition to any of the terms and provisions of the Deferral Agreement and this Mortgage, there shall be allowed (and included in the decree for sale in the event of a foreclosure by judicial action) to be paid out of the Rents or the proceeds of such foreclosure proceeding and/or sale:

(a) Liabilities. All of the Liabilities which then remain unpaid;

(b) Other Advances. All other items advanced or paid by Mortgagee pursuant to this Mortgage; and

(c) Costs, Fees and Other Expenses. All court costs, attorneys’ fees, paralegals’ fees, and other professionals’ fees and expenses, appraiser’s fees, advertising costs, filing fees and transfer taxes, notice expenses, expenditures for documentary and expert evidence, stenographer’s charges, publication costs, other court costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title,

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title searches and examinations, title guarantees, title insurance policies, Torrens certificates and similar data with respect to title which Mortgagee in the exercise of its judgment may deem necessary. All such expenses shall become additional Liabilities secured hereby when paid or incurred by Mortgagee in connection with any proceedings, including, but not limited to, probate and bankruptcy proceedings or a deed in lieu of foreclosure, to which Mortgagee shall be a party, either as plaintiff, claimant or defendant, by reason of this Mortgage or any indebtedness hereby secured or in connection with the preparations for the commencement of any suit for the foreclosure, whether or not actually commenced, or sale by advertisement. The proceeds of any sale (whether through a foreclosure proceeding or Mortgagee’s exercise of the power of sale) shall be distributed and applied in accordance with the terms of Section 2.04 of the Deferral Agreement.

9. Right to Perform Mortgagor’s Covenants; Cumulative Remedies; Delay or Omission Not a Waiver.

(a) If Mortgagor has failed to keep or perform any covenant whatsoever contained in this Mortgage, Mortgagee may (but shall not be obligated to) perform or attempt to perform said covenant; and any payment made or expense incurred by or on behalf of Mortgagee in the performance or attempted performance of any such covenant, together with any sum expended by or on behalf of Mortgagee that is chargeable to Mortgagor or subject to reimbursement by Mortgagor under the Fund Documents, shall be and become a part of the Liabilities, and Mortgagor promises to pay to Mortgagee, within ten (10) business days after Mortgagee’s written demand therefor (whether such demand occurs prior to, simultaneously with, or subsequent to such time that Obligors may be obligated to repay the Obligations secured hereby pursuant to the other Fund Documents) and Mortgagor’s receipt of reasonably detailed evidence of such payments, all sums so incurred, paid or expended by or on behalf of Mortgagee, with interest from the date paid, incurred or expended by or on behalf of Mortgagee, at the applicable interest rate then specified by the Fund Documents.

(b) Each remedy or right of Mortgagee shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing pursuant to this Mortgage, the Deferral Agreement, the other Fund Documents, at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on the occurrence or existence of any Event of Default shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, or rights with respect to any other Event of Default, nor shall it affect any subsequent Event of Default of the same or different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Mortgagee. If Mortgagee shall have proceeded to invoke any right, remedy, or recourse permitted under the Fund Documents, at law or in equity, and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right so to do and, in such event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Liabilities, the Fund Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

10. Mortgagee’s Remedies Against Multiple Parcels. Without limitation of the terms and conditions set forth in Section 26 below, if more than one property, lot, parcel or Lease

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is covered by this Mortgage, and if this Mortgage is foreclosed upon, or judgment is entered upon any Liabilities secured hereby, or if Mortgagee exercises its power of sale, execution may be made upon, or Mortgagee may exercise its power of sale against, any one or more of the properties, lots, parcels or Leases and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at Mortgagee’s election.

11. No Merger. In the event of a foreclosure of this Mortgage or any other mortgage, deed of trust or deeds to secure debt securing the Liabilities, the Liabilities then due Mortgagee shall not be merged into any decree of foreclosure entered by the court, and Mortgagee may concurrently or subsequently seek to foreclose one or more mortgages, deeds of trust, or deeds to secure debt which also secure said Liabilities.

12. Notices. All notices required or permitted to be given under this Mortgage shall be sent (and deemed received) in the manner and to the addresses set forth in Section 11.15 of the Deferral Agreement, and to Mortgagor at the address set forth above. Any such notice delivered to Mortgagor shall be deemed, for all intents and purposes of the Fund Documents, to have also been delivered to Obligors and any Guarantor, and any such notice delivered to any Obligor pursuant to the Deferral Agreement shall be deemed, for all intents and purposes of the Fund Documents, to have also been delivered to Mortgagor and any Guarantor.

13. Extension of Payments. Mortgagor agrees that, without affecting the liability of any Person for payment of the Liabilities secured hereby or affecting the lien of this Mortgage upon the Mortgaged Property or any part thereof (other than Persons or property explicitly released as a result of the exercise by Mortgagee of its rights and privileges hereunder), Mortgagee may at any time and from time to time, on request of Mortgagor, any Obligor or any Guarantor, without notice to any Person liable for payment of any Liabilities secured hereby, but otherwise subject to the provisions of the Deferral Agreement, extend the time, or agree to alter or amend the terms of payment of such Liabilities. Mortgagor further agrees that any part of the security herein described may be released by Mortgagee at its election (subject to the terms of the Deferral Agreement) with or without consideration without affecting the remainder of the Liabilities or the remainder of the security.

14. Governing Law. Except where the law of the State is expressly referenced in this Mortgage (including in Sections 19 and 27 hereof), this Mortgage and all obligations secured hereby are governed by and to be construed in accordance with the internal laws, but otherwise without regard to the conflict of laws provisions, of the State of New York. The parties stipulate and agree that the State of New York has a substantial relationship to the underlying transactions related to this Mortgage and the parties involved. Notwithstanding the foregoing, the parties stipulate and agree that State law governs issues of lien creation and priority and the procedures for enforcing, in the State, provisional remedies directly related to the real property encumbered hereby, including, without limitation, appointment of a receiver. Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

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15. Satisfaction of Mortgage. Upon the full, indefeasible payment of all the Liabilities (other than contingent indemnity obligations), at the time and in the manner provided in the Deferral Agreement or other Fund Document, or upon satisfaction of the conditions set forth in the Deferral Agreement for release of the Mortgaged Property from this Mortgage under Article 9 thereof, the conveyance or lien created by this Mortgage shall terminate and, upon demand therefor following such payment or satisfaction of the conditions set forth in the Deferral Agreement for release of the Mortgaged Property, as the case may be, a satisfaction of mortgage or reconveyance of the Mortgaged Property shall promptly be provided by Mortgagee to Mortgagor.

16. Successors and Assigns Included in Parties. This Mortgage shall be binding upon Mortgagor and upon the successors, assigns and vendees of Mortgagor and the assigns, vendees and other transferees of the Mortgaged Property and shall inure to the benefit of Mortgagee’s successors and permitted assigns (for their own benefit and for the benefit of the Funds and their respective successors and permitted assigns); all references herein to Mortgagor and to Mortgagee shall be deemed to include their respective successors and assigns or permitted assigns, as the case may be. Mortgagor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Mortgagor. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

17. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws; Waiver of Right to Trial by Jury.

(a) MORTGAGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE, ANY OTHER FUND DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). MORTGAGOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS MORTGAGE BY, AMONG OTHER THINGS, THE CORRESPONDING RECIPROCAL WAIVER BY MORTGAGEE OF ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY PURSUANT TO THE CERTIFICATIONS SET FORTH IN SECTION 11.14 OF THE DEFERRAL AGREEMENT.

(b) MORTGAGOR AGREES, TO THE FULL EXTENT PERMITTED BY LAW, THAT AT ALL TIMES FOLLOWING AN EVENT OF DEFAULT AND DURING THE CONTINUANCE THEREOF, NEITHER MORTGAGOR NOR ANYONE CLAIMING THROUGH OR UNDER IT SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY, EXTENSION,

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EXEMPTION OR REDEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS MORTGAGE OR THE ABSOLUTE SALE OF THE MORTGAGED PROPERTY OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION THEREOF, IMMEDIATELY AFTER SUCH SALE, OF THE PURCHASER THEREAT; AND MORTGAGOR, FOR ITSELF AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER IT, HEREBY WAIVES, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPRISING THE MORTGAGED PROPERTY MARSHALED UPON ANY FORECLOSURE OF THE LIEN HEREOF AND AGREES THAT MORTGAGEE OR ANY COURT HAVING JURISDICTION TO FORECLOSE SUCH LIEN MAY SELL THE MORTGAGED PROPERTY IN PART OR AS AN ENTIRETY. TO THE FULL EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY WAIVES ANY AND ALL STATUTORY OR OTHER RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR DECREE OF FORECLOSURE OF THIS MORTGAGE, ON ITS OWN BEHALF AND ON BEHALF OF EACH AND EVERY PERSON ACQUIRING ANY INTEREST IN OR TITLE TO THE MORTGAGED PROPERTY SUBSEQUENT TO THE DATE HEREOF.

18. Interpretation with Other Documents; Mortgagee’s Sole Discretion. The terms and provisions of this Mortgage shall be construed to the extent possible consistently with those of the Deferral Agreement as being in addition to and supplementing the provisions of the Deferral Agreement and the other Fund Documents; however, notwithstanding anything in this Mortgage to the contrary, in the event of a conflict or inconsistency between this Mortgage and the Deferral Agreement, the provisions of the Deferral Agreement shall govern and control, except to the extent that the terms and conditions in question are provided for more stringently within this Mortgage than as are set forth in the Deferral Agreement (such as, by means of example and without limitation, the flood insurance and related requirements and obligations that are set forth in Section 5 hereof), it being the intention of Mortgagor and Mortgagee, for all intents and purposes of the Fund Documents, that the most stringent terms and conditions prospectively at issue shall govern and control. Whenever pursuant to this Mortgage or the other Fund Documents Mortgagee or the Funds exercise any right given to them to elect, consent, approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee and the Funds or determined in the judgment of Mortgagee and the Funds, the decision of Mortgagee or the Funds to elect, consent, approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole good faith discretion of Mortgagee or the Funds and shall be final and conclusive, except as may be otherwise expressly and specifically provided elsewhere herein or in the Deferral Agreement.

19. Security. This Mortgage shall secure not only presently existing obligations under the Deferral Agreement and the other Fund Documents (including, without limitation, the Guarantee), but also future financial accommodations that constitute Obligations under the Deferral Agreement (whether such accommodations are obligatory or are to be made at the option of Mortgagee, or otherwise), to the same extent and with the same priority as if such future accommodations were made on the date of the execution of this Mortgage, and without regard as to whether or not there is any indebtedness outstanding at the effective date of this Mortgage or at the date any such accommodation is made. [IF IN A MORTGAGE TAX STATE OR A STATE WHERE IT IS CUSTOMARY TO INSERT A MULTIPLE OF

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THE INDEBTEDNESS AS THE MAXIMUM PRINCIPAL INDEBTEDNESS: Subject to the limitations upon the maximum amount secured hereby, this Mortgage secures all present and future Obligations under the Deferral Agreement, and all other sums from time to time owing to the Funds by Obligors and/or Mortgagor under the Fund Documents. Notwithstanding anything contained in this Mortgage to the contrary, the maximum principal amount which may be secured hereby at any one time is [            ] Dollars ($[            ]), plus interest thereon, and any disbursements made by Mortgagee for the payment of taxes, special assessments, or insurance on the Mortgaged Property, with interest on such disbursements; provided, however, that the foregoing limitation shall apply only to the maximum amount of the lien created by this Mortgage, and it shall not in any manner limit, affect or impair any grant of a security interest or other right in favor of Mortgagee or the Funds under the provisions of the Deferral Agreement or under any of the other Fund Documents at any time executed by Obligors or Mortgagor or any Guarantor.] [OR] [This Mortgage secures all present and future Obligations under the Deferral Agreement, and all other sums from time to time owing to the Funds by Obligors and/or Mortgagor under the Fund Documents.] To the fullest extent permitted by applicable law, the lien of this Mortgage, as to all such sums so owed, shall have priority over all subsequent liens and encumbrances, including statutory liens (excepting solely taxes and assessments levied on the Mortgaged Property secured by this Mortgage).

20. Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Deferral Agreement shall not be in any way affected, prejudiced or disturbed thereby. In the event that the application of any of the covenants, agreements, terms or provisions of this Mortgage is held to be invalid, illegal or unenforceable, those covenants, agreements, terms and provisions shall not be in any way affected, prejudiced or disturbed when otherwise applied.

21. Changes. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Obligors and/or Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

22. Time of the Essence. Mortgagor shall pay the Liabilities at the time and in the manner provided in the Deferral Agreement, this Mortgage and the other Fund Documents. Mortgagor will duly and punctually perform all of the covenants, conditions and agreements contained in the Deferral Agreement, this Mortgage and the other Fund Documents, all of which covenants, conditions and agreements are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Time is of the essence with respect to the provisions of this Mortgage.

23. Headings For Convenience Only; No Strict Construction. The headings and captions of various sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions

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hereof. Mortgagor and Mortgagee, with the assistance of their respective legal counsel, have participated jointly in the negotiation and drafting of this Mortgage. In the event an ambiguity or question of intent or interpretation arises, this Mortgage shall be construed as if drafted jointly by Mortgagor and Mortgagee and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Mortgage.

24. Transfer or Encumbrance of the Mortgaged Property.

(a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Payment Deferral, and that Mortgagee will continue to rely on Mortgagor’s ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Liabilities. Except as expressly permitted pursuant to Subsection 24(c) below (if and as applicable), Mortgagor shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (other than Permitted Liens) (collectively, “Transfers”) of all or any part of the Mortgaged Property or any interest therein.

(b) Mortgagee’s written consent to any Transfer of the Mortgaged Property or any interest in Mortgagor shall not be deemed to be a waiver of Mortgagee’s right to require such consent to any future occurrence of same. Any attempted or purported Transfer of the Mortgaged Property or of any direct or indirect interest in Mortgagor, if made in contravention of this Section 24, shall be null and void ab initio and of no force and effect.

(c) Notwithstanding the foregoing or anything set forth in this Section 24 to the contrary, Mortgagor may (i) consummate any Asset Sale, which may include the Transfer of the Mortgaged Property (or any portion thereof) or any interest in Mortgagor, to the extent permitted under, and subject to the applicable terms, conditions and limitations of, Section 7.01 of the Deferral Agreement, and (ii) merge into or amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it, so long as the surviving entity assumes or remains liable for the Liabilities to the same extent Mortgagor was liable for the Liabilities immediately prior to such merger, amalgamation or consolidation.

25. Mortgagor’s Covenants, Representations and Warranties; Survival of Obligations, Covenants, Representations and Warranties; Covenants Running with the Land.

(a)	Mortgagor hereby covenants, represents and warrants that:

(i) Mortgagor is duly authorized to make and enter into this Mortgage and to carry out the transactions contemplated herein;

(ii) The execution, delivery and performance of this Mortgage by Mortgagor (A) are within its corporate or equivalent power and authority and (B) have been duly authorized by all necessary corporate or equivalent action; this Mortgage has been duly executed and delivered by Mortgagor and constitutes a legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, subject, however, to bankruptcy and other law, decisional or statutory, of general

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application affecting the enforcement of creditors’ rights, and to the fact that the availability of the remedy of specific performance or of injunctive relief in equity is subject to the discretion of the court before which any proceeding therefor may be brought;

(iii) To the knowledge of Mortgagor, Mortgagor is not now in default (beyond any applicable cure period) under any material instruments or obligations relating to the Mortgaged Property and Mortgagor has not received any written notice from any Person asserting any claim of default against Mortgagor relating to the Mortgaged Property;

(iv) To the knowledge of Mortgagor, the execution and performance of this Mortgage and the consummation of the transactions hereby contemplated will not result in any breach of, or constitute a default under, the Senior Credit Facility (as defined in the Deferral Agreement);

(v) There are no actions, investigations, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings) pending or, to the knowledge of Mortgagor, overtly threatened in writing against or affecting Mortgagor or the Mortgaged Property, or which, if adversely determined against Mortgagor or the Mortgaged Property, may be reasonably expected to adversely affect the validity or enforceability of this Mortgage, at law or in equity, or before or by any Governmental Authority; Mortgagor is not in violation (beyond any applicable cure period) with respect to any writ, injunction, decree or demand of any court or any Governmental Authority affecting the Mortgaged Property;

(vi) To the knowledge of Mortgagor and except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and, to the extent applicable, Mortgagor or such Obligor shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, the Mortgaged Property presently complies with, and will continue to comply with, all applicable restrictive covenants and applicable zoning and subdivision ordinances, building codes and other applicable laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(vii) To the knowledge of Mortgagor, Mortgagor owns, is licensed, or otherwise has the right to use or is in possession of all licenses, permits and required approvals or authorizations from all necessary Governmental Authorities, patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are necessary for its operations on the Mortgaged Property, without conflict with the rights of any other Person with respect thereto, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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(b) Each and all of the covenants, obligations, representations and warranties of Mortgagor shall survive the execution and delivery of the Fund Documents and the transfer or assignment of this Mortgage (including, without limitation, any Transfer and/or any transfer or assignment by Mortgagee of any of its rights, title and interest in and to the Mortgaged Property or any part thereof to any Person, whether or not affiliated with Mortgagee).

(c) All covenants, conditions, warranties, representations and other obligations contained in this Mortgage and the other Fund Documents are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Mortgagee, pursuant to the terms hereof.

26. Contemporaneous Security Instruments. THIS MORTGAGE IS MADE IN ADDITION TO OTHER SECURITY INSTRUMENTS GIVEN BY MORTGAGOR, OBLIGORS AND THEIR AFFILIATES TO SECURE THE OBLIGATIONS (collectively, the “Other Security Instruments”), WHICH OTHER SECURITY INSTRUMENTS COVER PROPERTIES LOCATED IN VARIOUS STATES AND COMMONWEALTHS OF THE UNITED STATES OF AMERICA AND OTHER COUNTRIES. The Other Security Instruments further secure the obligations of Obligors, Mortgagor and any Guarantor under the Fund Documents. Upon the occurrence and during the continuance of an Event of Default, and subject to the terms of each applicable agreement or instrument, Mortgagee may proceed under this Mortgage and/or any one or more of the Other Security Instruments against any of the other property secured thereby and/or the Mortgaged Property, in one or more parcels and in such manner and order as Mortgagee shall elect. MORTGAGOR HEREBY IRREVOCABLY WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW, AND WHETHER NOW OR HEREAFTER IN FORCE, ANY RIGHT TO HAVE THE MORTGAGED PROPERTY AND/OR ANY SUCH OTHER PROPERTY SECURED BY THE OTHER SECURITY INSTRUMENTS, MARSHALLED UPON ANY FORECLOSURE OF THIS MORTGAGE OR ANY OF THE OTHER SECURITY INSTRUMENTS. For the avoidance of doubt, Mortgagee shall not be responsible for the perfection of this Mortgage and the lien and security interest intended to be created hereby nor the filing, form, content or renewal of this Mortgage, any Other Security Instruments, or any other instruments in addition or supplemental thereto.

27. State Specific Provisions. The terms and provisions set forth below in this Section 27 shall be construed, to the greatest extent possible, consistently with those set forth elsewhere in this Mortgage as being in addition to and supplementing such other terms and provisions set forth elsewhere in this Mortgage; however, notwithstanding anything to the contrary set forth elsewhere in this Mortgage, in the event of any conflict or inconsistency between the terms and provisions of this Section 27 and the terms and provisions set forth elsewhere in this Mortgage, the following terms and provisions of this Section 27 shall govern and control:

[State-Specific Provisions To Come On State-By-State Basis]

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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IN WITNESS WHEREOF, this Mortgage is executed as of the day and year first above written by the Person (or Persons) identified below on behalf of Mortgagor.

MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

MORTGAGOR:

[ ],
a [ ]

By
Name
Its

Attest:

Its

STATE OF	)
	)	SS.
COUNTY OF	)

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that                      and                      whose names as                      and                      of                     , a                     , are signed to the foregoing instrument, and who are known to me, acknowledged before me on this day that, being informed of the contents of the instrument, they, as such officers and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and Official seal this      day of                     , 2009.

Notary Public

(Seal)

My Commission Expires:

Notary Public in and for the
State of

EXHIBIT A

Legal Description of the Land

(See attached)

The attached legal description relates to the following:

ADDRESS OF PREMISES:
[
, ]

[PIN – TBD if necessary]

Based on information and records provided by Mortgagor, the street address above relates to the attached legal description; however, in the event of a conflict between the street address and the legal description, the legal description shall control.

Exhibit B-2

Form of Second Priority Mortgage

This document was prepared

by and after recording

should be returned to:

Site No. [            ]

[                ] County, [State/Commonwealth] of [                    ]

MORTGAGE, SECURITY AGREEMENT,

FINANCING STATEMENT, FIXTURE FILING AND

ASSIGNMENT OF RENTS AND LEASES

THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF RENTS AND LEASES (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Mortgage”) is executed as of the date acknowledged below, but is granted and made effective as of the      day of                     , 2009, by [                    ], a [                    ] (“Mortgagor”), having its principal place of business at c/o YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, Attention: Treasurer, to WILMINGTON TRUST COMPANY, a Delaware banking corporation, having an office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: W. Thomas Morris, Vice President, as Agent (together with its successors and assigns, in such capacity, “Mortgagee”), for its benefit and for the benefit of the “Funds” as defined in the Deferral Agreement (as hereinafter defined). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the respective meanings given to them in the Deferral Agreement.

WITNESSETH:

WHEREAS, YRC Inc., a Delaware corporation (“YRC”), USF Holland Inc., a Michigan corporation (“Holland”), New Penn Motor Express, Inc., a Pennsylvania corporation (“New Penn”) and USF Reddaway Inc., an Oregon corporation (“Reddaway”, and together with YRC, Holland and New Penn, each an “Obligor”, and collectively, “Obligors”), the Funds and Mortgagee have entered into that certain Contribution Deferral Agreement dated [                    ], 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Deferral Agreement”);

WHEREAS, pursuant to and following satisfaction of the conditions set forth in the Deferral Agreement, the Funds have deferred the time of payment required of Obligors of certain contributions due to the Funds from Obligors under the CBA and have agreed to extend certain other financial accommodations from time to time to Obligors;

WHEREAS, Mortgagor [is an Obligor,] [OR] [is a Guarantor under the Guarantee,] is an Affiliate of one or more of Obligors and has derived and will continue to derive direct and indirect economic benefit from the financial accommodations made by the Funds to Obligors; and

WHEREAS, Mortgagee and the Funds have required, pursuant to the terms of the Deferral Agreement, that Mortgagor enter into this Mortgage and grant to Mortgagee the liens and security interests referred to herein to secure the Obligations, including, without limitation: (i) payment of all Deferred Pension Payments, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Deferred Pension Payments when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) payment of all other indemnities, fees, costs, and expenses (including, without limitation, the fees and expenses of Mortgagee, Mortgagee’s sub-agents, and legal counsel reimbursable under the Deferral Agreement), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Obligors under the Deferral Agreement, this Mortgage and the other Fund Documents (the aforesaid obligations shall be hereinafter referred to collectively as the “Liabilities”);

NOW, THEREFORE, in consideration of the premises contained herein and to secure payment and performance of the Liabilities and in consideration of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Mortgagor does hereby assign, bargain, sell, pledge, grant, remise, release, alien, convey, hypothecate, mortgage and warrant to Mortgagee, its successors and assigns, the following described real estate (the “Land”) in [                    ] County, [                    ] and all of the other real property portions of the Mortgaged Property (as defined below), and does further grant a security interest to Mortgagee, its successors and permitted assigns, in all such portions of the Mortgaged Property that may be secured under the Uniform Commercial Code in effect in the State of [                    ] (the “State”) (said Uniform Commercial Code is hereinafter referred to as the “UCC”; terms defined in the UCC which are not otherwise defined in this Mortgage are used herein as defined in the UCC):

See Exhibit A attached hereto and by this reference made a part hereof for the legal description of the Land,

subject, however, to the Permitted Liens, which Land, together with all right, title and interest, if any, which Mortgagor may now have or hereafter acquire in and to all improvements, buildings and structures now or hereafter located thereon of every nature whatsoever, is herein called the “Premises”.

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Mortgagor may now have or hereafter acquire in and to (a) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining said Land, and any other interests in property constituting

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appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, (b) all hereditaments, gas, oil, minerals (together (in each case, whether or not extracted from the Premises) with the right to extract, sever and remove such gas, oil and minerals), and easements, of every nature whatsoever, located in or on the Premises and all other rights and privileges thereunto belonging or appertaining, (c) all water, ditch, well and reservoir rights which are appurtenant to or which have been used in connection with the Land, (d) all development rights associated with the Land, whether previously or subsequently transferred to the Land from other real property or now or hereafter susceptible of transfer from such Land to other real property, (e) any land lying between the boundaries of the Land and the center line of any adjacent street, road, avenue or alley, whether opened or proposed, (f) all other or greater rights and interests of every nature in the Premises and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor, and (g) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in subparagraphs (a) through (f) above (collectively, hereinafter the “Property Rights”).

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Mortgagor may now have or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever owned or leased by Mortgagor now or hereafter located in, on or attached to, and used in connection with, or with the operation of, the Premises, including, but not limited to: (a) all apparatus, machinery and equipment; and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (the items described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the “Fixtures”). It is mutually agreed, intended and declared that the Premises and all of the Property Rights and Fixtures owned by Mortgagor (referred to collectively herein as the “Real Property”) shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Mortgage to be real estate that is covered by the lien of this Mortgage. It is also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the UCC in effect in the State, this instrument shall constitute a security agreement, fixture filing and financing statement, and Mortgagor agrees to execute, deliver and file or refile, and hereby authorizes Mortgagee and the Funds to prepare and file or refile, without Mortgagor’s consent but with prior notice to Mortgagor, any financing statement, continuation statement, or other instruments Mortgagee or the Funds may reasonably require from time to time to perfect or renew such security interest under the UCC. To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture-filing” within the meaning of Sections [9-102, 9-501 and 9-502] of the UCC. Subject to the terms and conditions of the Deferral Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Mortgagee’s sole election.

TOGETHER WITH all the estate, right, title and interest of Mortgagor in and to: (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the

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power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Real Property or any part thereof; and (except as otherwise provided herein) Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor, and to apply the same as provided in the Deferral Agreement; (ii) all contract rights, accounts, general intangibles, actions and rights in action relating to the Real Property, including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; (iii) all accounts and payment intangibles arising out of the sales at the wellhead or mine head of oil, gas or other minerals in which Mortgagee had an interest before extraction thereof; and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property. The rights and interests described in this paragraph are hereinafter collectively referred to as the “Intangibles”. Notwithstanding any of the foregoing or anything to the contrary set forth elsewhere in this Mortgage, the security interests in and to the Intangibles created hereby and pursuant to the other Fund Documents in favor of Mortgagee (for its own benefit and for the benefit of the Funds), shall be governed by the terms and conditions of the UCC then in effect in the State.

As additional security for the Liabilities secured hereby, Mortgagor (i) does hereby absolutely pledge and assign to Mortgagee, for its benefit and for the benefit of the Funds, from and after the date hereof (including any period of redemption), primarily and on a parity with the Real Property, and not secondarily, all the rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including any letters of credit, letter-of-credit rights supporting obligations, or other credit support for any rents or leases and all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Real Property) (collectively, the “Rents”) under any and all present and future leases, subleases, contracts or other agreements to which it is a party as a lessor and relative to its ownership or occupancy of all or any portion of the Real Property (collectively, the “Leases”), and (ii) except to the extent such a transfer or assignment is not permitted by the terms thereof, does hereby transfer and assign to Mortgagee, for its benefit and for the benefit of the Funds, all such Leases (including all of Mortgagor’s rights under any contracts for the sale of any portion of the Mortgaged Property and all of Mortgagor’s revenues and royalties under any oil, gas and mineral leases relating to the Real Property or accruing to it). Mortgagee hereby licenses to Mortgagor, until an Event of Default (as defined in the Deferral Agreement) shall have occurred and be continuing, the right to collect and use the Rents as they become due and payable under the Leases, but not more than one month in advance thereof (unless otherwise required by the terms of any such related agreement), provided that the existence of such right shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment shall be subject to the rights of Mortgagee under this Mortgage. Mortgagor further agrees to execute and deliver such assignments of Leases (including land sale contracts or other agreements) as Mortgagee or the Funds may from time to time reasonably request (which contracts or other agreements shall be in form and substance reasonably acceptable to Mortgagee and the Funds). Upon the occurrence and during the continuance of an Event of Default (1) Mortgagor agrees, upon receipt of written demand from Mortgagee, to deliver to Mortgagee all of the Leases with such additional assignments thereof as Mortgagee may request, and agrees that Mortgagee may assume (or cause a receiver to be

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appointed to assume) the management of the Real Property and collect the Rents, applying the same upon the Liabilities in the manner provided in the Deferral Agreement, and (2) Mortgagor hereby authorizes and directs all tenants, purchasers or other Persons occupying or otherwise acquiring any interest in any part of the Real Property to pay the Rents due under the Leases to Mortgagee upon request of Mortgagee. Upon the occurrence and during the continuance of an Event of Default, Mortgagor hereby appoints Mortgagee as its true and lawful attorney in fact to manage (or cause a receiver to be appointed to manage) said property and collect the Rents, with full power to bring suit for collection of the Rents and possession of the Real Property, giving and granting unto said Mortgagee and unto its agents and attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in the protection of the security hereby conveyed; provided, however, that (a) this power of attorney and assignment of rents shall not be construed as an obligation upon said Mortgagee to make or cause to be made any repairs that may be needful or necessary, and (b) Mortgagee agrees that unless such Event of Default has occurred and is continuing as aforesaid, Mortgagee shall permit Mortgagor to perform the aforementioned management responsibilities. Upon Mortgagee’s receipt of the Rents, at Mortgagee’s option, it may use the proceeds of the Rents to pay: (x) charges for collection thereof or hereunder, costs of necessary repairs and other costs requisite and necessary during the continuance of this power of attorney and assignment of rents; (y) general and special taxes and insurance premiums and deductibles; and (z) any or all of the Liabilities pursuant to the provisions of the Deferral Agreement. This power of attorney and assignment of rents shall be irrevocable until this Mortgage shall have been satisfied and released, and the releasing of this Mortgage shall act as a revocation of this power of attorney and assignment of rents. During the continuance of an Event of Default, Mortgagee shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with the provisions of the Deferral Agreement.

All of the property described above, and each item of property therein described, not limited to but including the Land, the Premises, the Property Rights, the Fixtures, the Real Property, the Intangibles, the Rents and the Leases, and all profits and proceeds therefrom and all replacements thereof, are herein collectively referred to as the “Mortgaged Property”.

Nothing herein contained shall be construed as constituting Mortgagee a mortgagee-in-possession in the absence of the taking of actual possession of the Mortgaged Property by Mortgagee. Nothing contained in this Mortgage shall be construed as imposing on Mortgagee any of the obligations of the lessor under any Lease of the Mortgaged Property in the absence of an explicit written assumption thereof (on a case-by-case basis) by Mortgagee. In the exercise of the powers herein granted Mortgagee, no liability shall be asserted or enforced against Mortgagee, all such liability being hereby expressly waived and released by Mortgagor (on behalf of itself and all Persons now or hereafter claiming by or through Mortgagor).

TO HAVE AND TO HOLD the Mortgaged Property, properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto Mortgagee, its beneficiaries (including the Funds), successors and permitted assigns, forever for the uses and purposes herein set forth. Mortgagor (on behalf of itself and all Persons now or hereafter claiming by, through or under Mortgagor) hereby releases and waives all rights under and by virtue of the homestead exemption laws, if any, of the State, and Mortgagor hereby covenants, represents and warrants

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that, at the time of the ensealing and delivery of these presents, Mortgagor is well seised of the Mortgaged Property in fee simple and with full legal and equitable title to the Mortgaged Property, with full power and lawful authority to assign, bargain, sell, pledge, grant, remise, release, alien, convey, hypothecate, mortgage and warrant to Mortgagee and its successors and assigns the Mortgaged Property as set forth herein, and that the title to the Mortgaged Property is free and clear of all Liens and other encumbrances, except for the Permitted Liens. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same, subject to the Permitted Liens, to Mortgagee and its successors and permitted assigns against the claims of all Persons claiming by, through or under Mortgagor.

The following provisions shall also constitute an integral part of this Mortgage:

1. Payment of Taxes on the Mortgage. Without limiting any of the provisions of the Deferral Agreement, Mortgagor agrees that, if the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Mortgage or shall levy, assess, or charge any tax, assessment or imposition upon this Mortgage or the credit or indebtedness secured hereby or the interest of Mortgagee in the Mortgaged Property or upon Mortgagee by reason of or as holder of any of the foregoing, including, without limitation, any tax, interest or penalty arising in connection with the recordation of this Mortgage or the imposition of documentary stamps or taxes, intangibles taxes or the like, including those required to be paid because of future advances or financial accommodations or an increase in the amount of the Liabilities secured hereby, then, Mortgagor shall pay for such documentary stamps in the required amount and deliver them to Mortgagee or pay (or reimburse Mortgagee for) such taxes, assessments or impositions. Mortgagor agrees to provide to Mortgagee, within ten (10) business days after any such taxes, assessments or impositions become due and payable, and at any other times upon request from Mortgagee, copies of official receipts showing payment of all such taxes, assessments and charges which Mortgagor pays hereunder. Mortgagor agrees to indemnify Mortgagee against liability on account of such documentary stamps, taxes, assessments or impositions, whether such liability arises before or after payment of the Liabilities and regardless of whether this Mortgage shall have been released.

2. Leases Affecting the Real Property. Mortgagor agrees faithfully to perform all of its obligations under all present and future Leases at any time assigned to Mortgagee as additional security, and to refrain from any action or inaction which would result in termination of any such Leases or in the material diminution of the value thereof or of the Rents due thereunder. All future Leases made after the effective date of this Mortgage shall include provisions requiring the lessees thereunder, at Mortgagee’s option and without any further documentation, to attorn to Mortgagee as lessor if for any reason Mortgagee becomes lessor thereunder, and to pay rent to Mortgagee during the continuance of an Event of Default, upon demand, and Mortgagee shall not be responsible under such Lease for matters arising prior to Mortgagee becoming lessor thereunder.

3. Use of the Real Property. Mortgagor agrees that it shall not permit the public to use the Real Property in any manner that might tend, in Mortgagee’s reasonable judgment, adversely to impair Mortgagor’s title to such property or any portion thereof or to

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make possible any claim or claims of easement by prescription or of implied dedication to public use other than the Permitted Liens. Mortgagor shall not use or knowingly permit the use of any part of the Real Property for an illegal purpose, including, without limitation, the violation of any Environmental Laws (as hereinafter defined). Moreover, Mortgagor shall duly and punctually observe and perform each and every material term, provision, condition, and covenant to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument (including all instruments comprising the Permitted Liens) affecting or pertaining to the Mortgaged Property, except where failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The term “Environmental Laws” as used in this Mortgage means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

4. Indemnification. Mortgagor acknowledges and agrees that any obligations and liabilities of Mortgagor arising under this Mortgage shall be deemed to constitute both (1) Obligations under the Deferral Agreement, and (2) Liabilities under this Mortgage. Without limiting any indemnification that Mortgagor, Obligors or Guarantors have granted in the Deferral Agreement, the Guarantee, or any of the other Fund Documents, Mortgagor hereby agrees, without duplication, to indemnify and hold harmless Mortgagee, all Funds, and any of their respective Affiliates (for purposes of this Section 4, collectively, the “Indemnitees” and each individually, an “Indemnitee”) from and against any and all losses, claims, damages, penalties, liabilities and related expenses (including attorneys’ fees, paralegals’ fees, other professionals’ fees, court costs and disbursements) which may be imposed on, incurred or paid by or asserted against either the Mortgaged Property or any of the Indemnitees by reason or on account of or in connection with (i) the construction, reconstruction or alteration of the Mortgaged Property, (ii) any gross negligence or willful misconduct of any Obligor, Mortgagor, any Guarantor, any lessee of the Mortgaged Property, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or (iii) to the fullest extent permissible in accordance with applicable laws, any accident, injury, death or damage to any Person or property occurring in, on or about the Mortgaged Property to the extent the same was not caused by the gross negligence or willful misconduct of the Indemnitees; provided that such indemnity shall not, as to any particular Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct, violation of law or breach by such Indemnitee, or claims brought by any Indemnitee against any one or more other Indemnitees; provided further that no such gross negligence, willful misconduct, violation of law or breach by any one or more of the Indemnitees shall be deemed to void, reduce, limit, impair or otherwise affect the indemnification provided for hereunder respecting any and/or all of the other Indemnitees which are not deemed by said court to be responsible for such gross negligence, willful misconduct, violation of law or breach, and all Indemnitees not held by said court to be responsible for same shall be entitled to the full scope of the indemnification contemplated hereunder as if such gross negligence, willful misconduct, violation of law or breach by one or more of the Indemnitees which are deemed to be responsible by said court for same did not exist.

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5. Insurance and Impositions.

(a) Mortgagor shall, at its sole expense, obtain for, deliver to and maintain for the benefit of Mortgagee and all Funds, until the Liabilities are paid in full: (1) all insurance policies as required pursuant to Section 6.05 of the Deferral Agreement; and (2) flood insurance, if (i) the surveyor preparing the survey of the Mortgaged Property (or a standard flood hazard determination certificate issued by a flood hazard certification firm acceptable to Mortgagee and the Funds) determines that all or any portion of the improved Real Property is situated within a special hazard flood area, as designated by the applicable Governmental Authority (as defined below), and (ii) such flood insurance is then required by the National Flood Insurance Reform Act of 1994 et. seq. (as amended, the “Flood Act”), or by other applicable laws, rules or regulations, or by Mortgagee in accordance with Mortgagee’s standard policies and practices. If any flood insurance is required to be obtained in accordance with the preceding sentence, then Mortgagor shall, at its sole expense: (I) purchase flood insurance covering the Mortgaged Property in such amounts as may be required or otherwise specified by the Flood Act or by Mortgagee and the Funds (whichever stipulated amount may be greater); and (II) take any and all other actions as Mortgagee and the Funds may deem necessary or desirable to comply with the Flood Act, other applicable laws and/or Mortgagee’s standard policies and practices. In the event of any casualty loss affecting all or any part of the Mortgaged Property, the net insurance proceeds from any insurance policies covering the Mortgaged Property shall be collected, paid and applied as specified in the Deferral Agreement, or if not so specified, such proceeds shall be paid over and remitted to Mortgagor. The term “Governmental Authority” as used in this Mortgage means the government of the United States or any other nation, or of any political subdivision thereof, whether provincial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(b) Mortgagor shall promptly cause to be paid all impositions of real estate taxes, assessments and insurance premiums and deductibles that if not paid, could result in a Material Adverse Effect (collectively, the “Impositions”) now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof before the same shall become delinquent or in default, except where: (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Mortgagor has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. If requested by Mortgagee, Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of the Impositions.

6. Condemnation Awards. Mortgagor hereby assigns to Mortgagee, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Mortgaged Property for public use, and Mortgagor agrees that the proceeds of all such awards shall be collected, paid and applied as specified in the Deferral Agreement.

7. Event of Default and Remedies. The term “Event of Default” as used herein shall have the meaning ascribed to such term pursuant to the Deferral Agreement. Subject to the provisions of the Deferral Agreement, upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies provided for in the Deferral

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Agreement, the Guarantee and/or any of the other Fund Documents, and to the extent permitted by applicable law, the following provisions of this Section 7 shall apply, in each case at the direction of the Majority Funds:

(a) Mortgagee’s Power of Enforcement. It shall be lawful for Mortgagee to (i) immediately sell the Mortgaged Property either in whole or in separate parcels, as prescribed by the State law, under power of sale, which power is hereby granted to Mortgagee to the full extent permitted by the State law, and thereupon, to make and execute to any purchaser(s) thereof deeds of conveyance pursuant to applicable law or (ii) immediately foreclose this Mortgage by judicial action. The court in which any proceeding is pending for the purpose of foreclosure or enforcement of this Mortgage, or any other court of competent jurisdiction, may, at once or at any time thereafter, either before or after sale, and to the extent permitted by law without notice, and without requiring bond, and without regard to the solvency or insolvency of any Person liable for payment of the Liabilities secured hereby, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the Payment Deferral is made) for the benefit of Mortgagee and the Funds, with power to collect the Rents, due and to become due, during such foreclosure or enforcement suit and the full statutory period of redemption notwithstanding any redemption. The receiver, out of the Rents when collected, may pay costs incurred in the management and operation of the Mortgaged Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to any and all portion(s) of the Mortgaged Property, and may pay all or any part of the Liabilities or other sums secured hereby or any deficiency decree entered in such foreclosure or enforcement proceedings. Upon or at any time after the filing of a suit to foreclose or enforce this Mortgage, the court in which such suit is filed shall have full power to enter an order placing Mortgagee in possession of the Mortgaged Property with the same power granted to a receiver pursuant to this subparagraph and with all other rights and privileges of a mortgagee-in-possession under applicable law.

(b) Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income. Mortgagee and the Funds shall, at their option, have the right, acting through their agents or attorneys, either with or without process of law, forcibly or otherwise, to enter upon and take possession of the Mortgaged Property, expel and remove any Persons, goods, or chattels occupying or upon the same, to the extent permitted under applicable laws, to collect or receive all the Rents, and to manage and control the same, and to lease the same or any part thereof, from time to time, and, after deducting all attorneys’ fees and expenses, and all expenses incurred in the protection, care, maintenance, management and operation of the Mortgaged Property, distribute and apply the remaining net income in accordance with the terms of the Deferral Agreement or upon any deficiency decree entered in any foreclosure proceedings.

(c) Rights Under the UCC. Mortgagee may exercise its rights of enforcement and remedies available to it pursuant to the UCC.

(d) Rights in Connection with Bankruptcy. If the Mortgaged Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, or in the event of the filing of any voluntary or

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involuntary petition under Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder (the “Bankruptcy Code”) by or against Mortgagor, any Obligor, or any Guarantor, then Mortgagee shall immediately become entitled, in addition to all other relief to which Mortgagee may be entitled under this Mortgage, the other Fund Documents, at law or in equity, to obtain (i) an order from any bankruptcy court or other appropriate court granting immediate relief from the automatic stay pursuant to § 362 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code) so as to permit Mortgagee to pursue its rights and remedies against Mortgagor as provided under this Mortgage, the other Fund Documents and all other rights and remedies of Mortgagee at law and in equity under applicable State laws, and (ii) an order from the bankruptcy court prohibiting Mortgagor’s use of all “cash collateral” as defined under § 363 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code). Mortgagor shall not assert, or request any other Person to assert, that the automatic stay under § 362 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code) operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage, or any other rights that Mortgagee has, whether now or hereafter acquired, against any obligor or guarantor of the Liabilities (including, without limitation, any Guarantor). Mortgagor shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to § 105 of the Bankruptcy Code (or similar successor provisions under the Bankruptcy Code) or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage against any obligor or guarantor of the Liabilities (including, without limitation, any Guarantor). Any bankruptcy petition or other action taken by Mortgagor to stay, condition, or inhibit Mortgagee from exercising its remedies are hereby admitted by Mortgagor to be in bad faith and Mortgagor further admits that Mortgagee would have just cause for relief from the automatic stay in order to take such actions authorized under State law. Mortgagor covenants to give prompt written notice to Mortgagee of the insolvency or bankruptcy filing (whether voluntary or involuntary) of Mortgagor, or the death, insolvency or bankruptcy filing (whether voluntary or involuntary) of any Obligor, or any Guarantor.

8. Application of the Rents or Proceeds from Foreclosure or Sale. In any foreclosure of this Mortgage by judicial action, or any sale of all or any portion(s) of the Mortgaged Property by advertisement, in addition to any of the terms and provisions of the Deferral Agreement and this Mortgage, there shall be allowed (and included in the decree for sale in the event of a foreclosure by judicial action) to be paid out of the Rents or the proceeds of such foreclosure proceeding and/or sale:

(a) Liabilities. All of the Liabilities which then remain unpaid;

(b) Other Advances. All other items advanced or paid by Mortgagee pursuant to this Mortgage; and

(c) Costs, Fees and Other Expenses. All court costs, attorneys’ fees, paralegals’ fees, and other professionals’ fees and expenses, appraiser’s fees, advertising costs, filing fees and transfer taxes, notice expenses, expenditures for documentary and expert evidence, stenographer’s charges, publication costs, other court costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title,

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title searches and examinations, title guarantees, title insurance policies, Torrens certificates and similar data with respect to title which Mortgagee in the exercise of its judgment may deem necessary. All such expenses shall become additional Liabilities secured hereby when paid or incurred by Mortgagee in connection with any proceedings, including, but not limited to, probate and bankruptcy proceedings or a deed in lieu of foreclosure, to which Mortgagee shall be a party, either as plaintiff, claimant or defendant, by reason of this Mortgage or any indebtedness hereby secured or in connection with the preparations for the commencement of any suit for the foreclosure, whether or not actually commenced, or sale by advertisement. The proceeds of any sale (whether through a foreclosure proceeding or Mortgagee’s exercise of the power of sale) shall be distributed and applied in accordance with the terms of Section 2.04 of the Deferral Agreement.

9. Right to Perform Mortgagor’s Covenants; Cumulative Remedies; Delay or Omission Not a Waiver.

(a) If Mortgagor has failed to keep or perform any covenant whatsoever contained in this Mortgage, Mortgagee may (but shall not be obligated to) perform or attempt to perform said covenant; and any payment made or expense incurred by or on behalf of Mortgagee in the performance or attempted performance of any such covenant, together with any sum expended by or on behalf of Mortgagee that is chargeable to Mortgagor or subject to reimbursement by Mortgagor under the Fund Documents, shall be and become a part of the Liabilities, and Mortgagor promises to pay to Mortgagee, within ten (10) business days after Mortgagee’s written demand therefor (whether such demand occurs prior to, simultaneously with, or subsequent to such time that Obligors may be obligated to repay the Obligations secured hereby pursuant to the other Fund Documents) and Mortgagor’s receipt of reasonably detailed evidence of such payments, all sums so incurred, paid or expended by or on behalf of Mortgagee, with interest from the date paid, incurred or expended by or on behalf of Mortgagee, at the applicable interest rate then specified by the Fund Documents.

(b) Each remedy or right of Mortgagee shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing pursuant to this Mortgage, the Deferral Agreement, the other Fund Documents, at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on the occurrence or existence of any Event of Default shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, or rights with respect to any other Event of Default, nor shall it affect any subsequent Event of Default of the same or different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Mortgagee. If Mortgagee shall have proceeded to invoke any right, remedy, or recourse permitted under the Fund Documents, at law or in equity, and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right so to do and, in such event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Liabilities, the Fund Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

10. Mortgagee’s Remedies Against Multiple Parcels. Without limitation of the terms and conditions set forth in Section 26 below, if more than one property, lot, parcel or Lease

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is covered by this Mortgage, and if this Mortgage is foreclosed upon, or judgment is entered upon any Liabilities secured hereby, or if Mortgagee exercises its power of sale, execution may be made upon, or Mortgagee may exercise its power of sale against, any one or more of the properties, lots, parcels or Leases and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at Mortgagee’s election.

11. No Merger. In the event of a foreclosure of this Mortgage or any other mortgage, deed of trust or deeds to secure debt securing the Liabilities, the Liabilities then due Mortgagee shall not be merged into any decree of foreclosure entered by the court, and Mortgagee may concurrently or subsequently seek to foreclose one or more mortgages, deeds of trust, or deeds to secure debt which also secure said Liabilities.

12. Notices. All notices required or permitted to be given under this Mortgage shall be sent (and deemed received) in the manner and to the addresses set forth in Section 11.15 of the Deferral Agreement, and to Mortgagor at the address set forth above. Any such notice delivered to Mortgagor shall be deemed, for all intents and purposes of the Fund Documents, to have also been delivered to Obligors and any Guarantor, and any such notice delivered to any Obligor pursuant to the Deferral Agreement shall be deemed, for all intents and purposes of the Fund Documents, to have also been delivered to Mortgagor and any Guarantor.

13. Extension of Payments. Mortgagor agrees that, without affecting the liability of any Person for payment of the Liabilities secured hereby or affecting the lien of this Mortgage upon the Mortgaged Property or any part thereof (other than Persons or property explicitly released as a result of the exercise by Mortgagee of its rights and privileges hereunder), Mortgagee may at any time and from time to time, on request of Mortgagor, any Obligor or any Guarantor, without notice to any Person liable for payment of any Liabilities secured hereby, but otherwise subject to the provisions of the Deferral Agreement, extend the time, or agree to alter or amend the terms of payment of such Liabilities. Mortgagor further agrees that any part of the security herein described may be released by Mortgagee at its election (subject to the terms of the Deferral Agreement) with or without consideration without affecting the remainder of the Liabilities or the remainder of the security.

14. Governing Law. Except where the law of the State is expressly referenced in this Mortgage (including in Sections 19 and 27 hereof), this Mortgage and all obligations secured hereby are governed by and to be construed in accordance with the internal laws, but otherwise without regard to the conflict of laws provisions, of the State of New York. The parties stipulate and agree that the State of New York has a substantial relationship to the underlying transactions related to this Mortgage and the parties involved. Notwithstanding the foregoing, the parties stipulate and agree that State law governs issues of lien creation and priority and the procedures for enforcing, in the State, provisional remedies directly related to the real property encumbered hereby, including, without limitation, appointment of a receiver. Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

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15. Satisfaction of Mortgage. Upon the full, indefeasible payment of all the Liabilities (other than contingent indemnity obligations), at the time and in the manner provided in the Deferral Agreement or other Fund Document, or upon satisfaction of the conditions set forth in the Deferral Agreement for release of the Mortgaged Property from this Mortgage under Article 9 thereof, the conveyance or lien created by this Mortgage shall terminate and, upon demand therefor following such payment or satisfaction of the conditions set forth in the Deferral Agreement for release of the Mortgaged Property, as the case may be, a satisfaction of mortgage or reconveyance of the Mortgaged Property shall promptly be provided by Mortgagee to Mortgagor.

16. Successors and Assigns Included in Parties. This Mortgage shall be binding upon Mortgagor and upon the successors, assigns and vendees of Mortgagor and the assigns, vendees and other transferees of the Mortgaged Property and shall inure to the benefit of Mortgagee’s successors and permitted assigns (for their own benefit and for the benefit of the Funds and their respective successors and permitted assigns); all references herein to Mortgagor and to Mortgagee shall be deemed to include their respective successors and assigns or permitted assigns, as the case may be. Mortgagor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Mortgagor. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

17. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws; Waiver of Right to Trial by Jury.

(a) MORTGAGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE, ANY OTHER FUND DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). MORTGAGOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS MORTGAGE BY, AMONG OTHER THINGS, THE CORRESPONDING RECIPROCAL WAIVER BY MORTGAGEE OF ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY PURSUANT TO THE CERTIFICATIONS SET FORTH IN SECTION 11.14 OF THE DEFERRAL AGREEMENT.

(b) MORTGAGOR AGREES, TO THE FULL EXTENT PERMITTED BY LAW, THAT AT ALL TIMES FOLLOWING AN EVENT OF DEFAULT AND DURING THE CONTINUANCE THEREOF, NEITHER MORTGAGOR NOR ANYONE CLAIMING THROUGH OR UNDER IT SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY, EXTENSION,

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EXEMPTION OR REDEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS MORTGAGE OR THE ABSOLUTE SALE OF THE MORTGAGED PROPERTY OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION THEREOF, IMMEDIATELY AFTER SUCH SALE, OF THE PURCHASER THEREAT; AND MORTGAGOR, FOR ITSELF AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER IT, HEREBY WAIVES, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPRISING THE MORTGAGED PROPERTY MARSHALED UPON ANY FORECLOSURE OF THE LIEN HEREOF AND AGREES THAT MORTGAGEE OR ANY COURT HAVING JURISDICTION TO FORECLOSE SUCH LIEN MAY SELL THE MORTGAGED PROPERTY IN PART OR AS AN ENTIRETY. TO THE FULL EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY WAIVES ANY AND ALL STATUTORY OR OTHER RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR DECREE OF FORECLOSURE OF THIS MORTGAGE, ON ITS OWN BEHALF AND ON BEHALF OF EACH AND EVERY PERSON ACQUIRING ANY INTEREST IN OR TITLE TO THE MORTGAGED PROPERTY SUBSEQUENT TO THE DATE HEREOF.

18. Interpretation with Other Documents; Mortgagee’s Sole Discretion. The terms and provisions of this Mortgage shall be construed to the extent possible consistently with those of the Deferral Agreement as being in addition to and supplementing the provisions of the Deferral Agreement and the other Fund Documents; however, notwithstanding anything in this Mortgage to the contrary, in the event of a conflict or inconsistency between this Mortgage and the Deferral Agreement, the provisions of the Deferral Agreement shall govern and control, except to the extent that the terms and conditions in question are provided for more stringently within this Mortgage than as are set forth in the Deferral Agreement (such as, by means of example and without limitation, the flood insurance and related requirements and obligations that are set forth in Section 5 hereof), it being the intention of Mortgagor and Mortgagee, for all intents and purposes of the Fund Documents, that the most stringent terms and conditions prospectively at issue shall govern and control. Whenever pursuant to this Mortgage or the other Fund Documents Mortgagee or the Funds exercise any right given to them to elect, consent, approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee and the Funds or determined in the judgment of Mortgagee and the Funds, the decision of Mortgagee or the Funds to elect, consent, approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole good faith discretion of Mortgagee or the Funds and shall be final and conclusive, except as may be otherwise expressly and specifically provided elsewhere herein or in the Deferral Agreement.

19. Security. This Mortgage shall secure not only presently existing obligations under the Deferral Agreement and the other Fund Documents (including, without limitation, the Guarantee), but also future financial accommodations that constitute Obligations under the Deferral Agreement (whether such accommodations are obligatory or are to be made at the option of Mortgagee, or otherwise), to the same extent and with the same priority as if such future accommodations were made on the date of the execution of this Mortgage, and without regard as to whether or not there is any indebtedness outstanding at the effective date of this Mortgage or at the date any such accommodation is made. [IF IN A MORTGAGE TAX STATE OR A STATE WHERE IT IS CUSTOMARY TO INSERT A MULTIPLE OF

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THE INDEBTEDNESS AS THE MAXIMUM PRINCIPAL INDEBTEDNESS: Subject to the limitations upon the maximum amount secured hereby, this Mortgage secures all present and future Obligations under the Deferral Agreement, and all other sums from time to time owing to the Funds by Obligors and/or Mortgagor under the Fund Documents. Notwithstanding anything contained in this Mortgage to the contrary, the maximum principal amount which may be secured hereby at any one time is [                    ] Dollars ($[            ]), plus interest thereon, and any disbursements made by Mortgagee for the payment of taxes, special assessments, or insurance on the Mortgaged Property, with interest on such disbursements; provided, however, that the foregoing limitation shall apply only to the maximum amount of the lien created by this Mortgage, and it shall not in any manner limit, affect or impair any grant of a security interest or other right in favor of Mortgagee or the Funds under the provisions of the Deferral Agreement or under any of the other Fund Documents at any time executed by Obligors or Mortgagor or any Guarantor.] [OR] [This Mortgage secures all present and future Obligations under the Deferral Agreement, and all other sums from time to time owing to the Funds by Obligors and/or Mortgagor under the Fund Documents.] To the fullest extent permitted by applicable law, the lien of this Mortgage, as to all such sums so owed, shall have priority over all subsequent liens and encumbrances, including statutory liens (excepting solely taxes and assessments levied on the Mortgaged Property secured by this Mortgage).

20. Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Deferral Agreement shall not be in any way affected, prejudiced or disturbed thereby. In the event that the application of any of the covenants, agreements, terms or provisions of this Mortgage is held to be invalid, illegal or unenforceable, those covenants, agreements, terms and provisions shall not be in any way affected, prejudiced or disturbed when otherwise applied.

21. Changes. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Obligors and/or Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

22. Time of the Essence. Mortgagor shall pay the Liabilities at the time and in the manner provided in the Deferral Agreement, this Mortgage and the other Fund Documents. Mortgagor will duly and punctually perform all of the covenants, conditions and agreements contained in the Deferral Agreement, this Mortgage and the other Fund Documents, all of which covenants, conditions and agreements are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Time is of the essence with respect to the provisions of this Mortgage.

23. Headings For Convenience Only; No Strict Construction. The headings and captions of various sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions

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hereof. Mortgagor and Mortgagee, with the assistance of their respective legal counsel, have participated jointly in the negotiation and drafting of this Mortgage. In the event an ambiguity or question of intent or interpretation arises, this Mortgage shall be construed as if drafted jointly by Mortgagor and Mortgagee and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Mortgage.

24. Transfer or Encumbrance of the Mortgaged Property.

(a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Payment Deferral, and that Mortgagee will continue to rely on Mortgagor’s ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Liabilities. Except as expressly permitted pursuant to Subsection 24(c) below (if and as applicable), Mortgagor shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (other than Permitted Liens) (collectively, “Transfers”) of all or any part of the Mortgaged Property or any interest therein.

(b) Mortgagee’s written consent to any Transfer of the Mortgaged Property or any interest in Mortgagor shall not be deemed to be a waiver of Mortgagee’s right to require such consent to any future occurrence of same. Any attempted or purported Transfer of the Mortgaged Property or of any direct or indirect interest in Mortgagor, if made in contravention of this Section 24, shall be null and void ab initio and of no force and effect.

(c) Notwithstanding the foregoing or anything set forth in this Section 24 to the contrary, Mortgagor may (i) consummate any Asset Sale, which may include the Transfer of the Mortgaged Property (or any portion thereof) or any interest in Mortgagor, to the extent permitted under, and subject to the applicable terms, conditions and limitations of, Section 7.01 of the Deferral Agreement, and (ii) merge into or amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it, so long as the surviving entity assumes or remains liable for the Liabilities to the same extent Mortgagor was liable for the Liabilities immediately prior to such merger, amalgamation or consolidation.

25. Mortgagor’s Covenants, Representations and Warranties; Survival of Obligations, Covenants, Representations and Warranties; Covenants Running with the Land.

(a) Mortgagor hereby covenants, represents and warrants that:

(i) Mortgagor is duly authorized to make and enter into this Mortgage and to carry out the transactions contemplated herein;

(ii) The execution, delivery and performance of this Mortgage by Mortgagor (A) are within its corporate or equivalent power and authority and (B) have been duly authorized by all necessary corporate or equivalent action; this Mortgage has been duly executed and delivered by Mortgagor and constitutes a legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, subject, however, to bankruptcy and other law, decisional or statutory, of general

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application affecting the enforcement of creditors’ rights, and to the fact that the availability of the remedy of specific performance or of injunctive relief in equity is subject to the discretion of the court before which any proceeding therefor may be brought;

(iii) To the knowledge of Mortgagor, Mortgagor is not now in default (beyond any applicable cure period) under any material instruments or obligations relating to the Mortgaged Property and Mortgagor has not received any written notice from any Person asserting any claim of default against Mortgagor relating to the Mortgaged Property;

(iv) To the knowledge of Mortgagor, the execution and performance of this Mortgage and the consummation of the transactions hereby contemplated will not result in any breach of, or constitute a default under, the Senior Credit Facility (as defined in the Deferral Agreement);

(v) There are no actions, investigations, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings) pending or, to the knowledge of Mortgagor, overtly threatened in writing against or affecting Mortgagor or the Mortgaged Property, or which, if adversely determined against Mortgagor or the Mortgaged Property, may be reasonably expected to adversely affect the validity or enforceability of this Mortgage, at law or in equity, or before or by any Governmental Authority; Mortgagor is not in violation (beyond any applicable cure period) with respect to any writ, injunction, decree or demand of any court or any Governmental Authority affecting the Mortgaged Property;

(vi) To the knowledge of Mortgagor and except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and, to the extent applicable, Mortgagor or such Obligor shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, the Mortgaged Property presently complies with, and will continue to comply with, all applicable restrictive covenants and applicable zoning and subdivision ordinances, building codes and other applicable laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(vii) To the knowledge of Mortgagor, Mortgagor owns, is licensed, or otherwise has the right to use or is in possession of all licenses, permits and required approvals or authorizations from all necessary Governmental Authorities, patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are necessary for its operations on the Mortgaged Property, without conflict with the rights of any other Person with respect thereto, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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(b) Each and all of the covenants, obligations, representations and warranties of Mortgagor shall survive the execution and delivery of the Fund Documents and the transfer or assignment of this Mortgage (including, without limitation, any Transfer and/or any transfer or assignment by Mortgagee of any of its rights, title and interest in and to the Mortgaged Property or any part thereof to any Person, whether or not affiliated with Mortgagee).

(c) All covenants, conditions, warranties, representations and other obligations contained in this Mortgage and the other Fund Documents are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Mortgagee, pursuant to the terms hereof.

26. Contemporaneous Security Instruments. THIS MORTGAGE IS MADE IN ADDITION TO OTHER SECURITY INSTRUMENTS GIVEN BY MORTGAGOR, OBLIGORS AND THEIR AFFILIATES TO SECURE THE OBLIGATIONS (collectively, the “Other Security Instruments”), WHICH OTHER SECURITY INSTRUMENTS COVER PROPERTIES LOCATED IN VARIOUS STATES AND COMMONWEALTHS OF THE UNITED STATES OF AMERICA AND OTHER COUNTRIES. The Other Security Instruments further secure the obligations of Obligors, Mortgagor and any Guarantor under the Fund Documents. Upon the occurrence and during the continuance of an Event of Default, and subject to the terms of each applicable agreement or instrument, Mortgagee may proceed under this Mortgage and/or any one or more of the Other Security Instruments against any of the other property secured thereby and/or the Mortgaged Property, in one or more parcels and in such manner and order as Mortgagee shall elect. MORTGAGOR HEREBY IRREVOCABLY WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW, AND WHETHER NOW OR HEREAFTER IN FORCE, ANY RIGHT TO HAVE THE MORTGAGED PROPERTY AND/OR ANY SUCH OTHER PROPERTY SECURED BY THE OTHER SECURITY INSTRUMENTS, MARSHALLED UPON ANY FORECLOSURE OF THIS MORTGAGE OR ANY OF THE OTHER SECURITY INSTRUMENTS. For the avoidance of doubt, Mortgagee shall not be responsible for the perfection of this Mortgage and the lien and security interest intended to be created hereby nor the filing, form, content or renewal of this Mortgage, any Other Security Instruments, or any other instruments in addition or supplemental thereto.

27. State Specific Provisions. The terms and provisions set forth below in this Section 27 shall be construed, to the greatest extent possible, consistently with those set forth elsewhere in this Mortgage as being in addition to and supplementing such other terms and provisions set forth elsewhere in this Mortgage; however, notwithstanding anything to the contrary set forth elsewhere in this Mortgage, in the event of any conflict or inconsistency between the terms and provisions of this Section 27 and the terms and provisions set forth elsewhere in this Mortgage, the following terms and provisions of this Section 27 shall govern and control:

[State-Specific Provisions To Come On State-By-State Basis]

28. JPMorgan Mortgage. The lien created by this Mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage,

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deed of trust or similar instrument now or hereafter granted to JPMorgan Chase Bank, N.A., as Collateral Agent or as Administrative Agent (as applicable), and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of [                 ], 2009 among JPMorgan Chase Bank, N.A., as Administrative Agent, Wilmington Trust Company, as Agent, YRC Worldwide Inc. and the other parties referred to therein, as amended from time to time.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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IN WITNESS WHEREOF, this Mortgage is executed as of the day and year first above written by the Person (or Persons) identified below on behalf of Mortgagor.

MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

MORTGAGOR:

[ ],
a [ ]

By
Name
Its

Attest:

Its

STATE OF	)
	)	SS.
COUNTY OF	)

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that                                  and                                  whose names as                                  and                                  of                                                                  , a                                 , are signed to the foregoing instrument, and who are known to me, acknowledged before me on this day that, being informed of the contents of the instrument, they, as such officers and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and Official seal this          day of             , 2009.

Notary Public

(Seal)

My Commission Expires:

Notary Public in and for the
State of

EXHIBIT A

Legal Description of the Land

(See attached)

The attached legal description relates to the following:

ADDRESS OF PREMISES:
[
, ]

[PIN – TBD if necessary]

Based on information and records provided by Mortgagor, the street address above relates to the attached legal description; however, in the event of a conflict between the street address and the legal description, the legal description shall control.

Exhibit C

Form of Promissory Note

[FORM OF]

NOTE

$[ ][1]	New York, New York
[ ], 20[ ]

For value received, each of the undersigned, YRC Inc., a Delaware corporation (“YRC”), USF Holland Inc., a Michigan corporation (“Holland”) and New Penn Motor Express, Inc., a Pennsylvania corporation (“New Penn”), USF Reddaway Inc., an Oregon corporation (“Reddaway”; together with YRC, Holland and Reddaway each, a “Primary Obligor” and collectively, the “Primary Obligors”), hereby jointly and severally promises to pay to [                                ] (the “Fund”) in immediately available funds in US dollars, $[            ] or such lesser amount constituting the aggregate unpaid principal amount of all the Deferred Pension Payments deferred by the Fund pursuant to the Contribution Deferral Agreement, dated as of June     , 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Contribution Deferral Agreement”), among the Primary Obligors, Wilmington Trust Company, as agent, the Fund and the other funds party thereto from time to time, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding (which unpaid principal amount includes: (i) all of the Deferred Pension Payments owing to the Fund plus for all of the Deferred Pension Payments owing to the Fund, all interest accruing and unpaid on such Deferred Pension Payments from the applicable Effective Date for each Deferred Pension Payment [through the date hereof]), in like funds, at said office, at [                                        ] per annum. Payments with respect to the Deferred Pension Payments shall be payable as follows: (i) one payment equal to the Funds pro rata portion of $3,571,405 on or before June 30, 20092; and thereafter (ii) thirty-six equal monthly installments payable on the 15th day of each calendar month commencing January 15, 2010 (or, such later date as may be mutually agreed by the applicable Primary Obligors and the Fund with prior notice to the Agent). Payments with respect to interest accruing on such Deferred Pension Payments shall be payable in arrears on the fifteenth day of each calendar month commencing on July 15, 2009 and upon termination of the Contribution Deferral Agreement; provided, that all interest accruing from each applicable Effective Date through the [date hereof] with respect to such Deferred Pension Payments shall be capitalized, compounded and added to the applicable Deferred Pension Payment, in each case as described on Schedules 1.01(a), (c), (d), (f) and (h) of the Contribution Deferral Agreement. Interest payable hereunder shall be computed on the basis of a 365 day or 366 day year, as the case may be. Terms used but not defined herein shall have the meanings assigned to them in the Contribution Deferral Agreement.

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The original principal amount appearing on this Note should include (i) all of the Deferred Pension Payments owing to the Fund plus for all of the Deferred Pension Payments owing to the Fund, all interest accruing on such Deferred Payments from the applicable Effective Date for each Deferred Pension Payment [through the date hereof].

[2]	Such payment shall only be applicable to Funds which execute a Joinder prior to such payment.

Each of the Primary Obligors jointly and severally promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, on overdue interest from the due dates at a rate or rates provided in the Contribution Deferral Agreement.

Pursuant to the terms of the Contribution Deferral Agreement, to the extent permitted by applicable law, each Primary Obligor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All deferred pension contribution payments evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedules attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Primary Obligors under this Note.

This Note is one of the Notes referred to in the Contribution Deferral Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Contribution Deferral Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Contribution Deferral Agreement and is guaranteed and, subject to terms and conditions of the Intercreditor Agreement, secured as provided therein and in the other Fund Documents referred to in the Contribution Deferral Agreement. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Note may be executed simultaneously in counterparts, any one of which need not contain the signatures of more than one Primary Obligor, but all such counterparts taken together shall constitute one and the same Note.

[This space intentionally left blank]

IN WITNESS WHEREOF, each Primary Obligor has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

YRC INC., a Delaware corporation

By:
Name:
Title:

USF HOLLAND INC., a Michigan corporation

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC., a Pennsylvania corporation

By:
Name:
Title:

USF REDDAWAY INC., an Oregon corporation

By:
Name:
Title:

Schedule A to Note

Principal

Date	Unpaid Principal Amount of this Note	Amount of Principal of this Note Repaid

Exhibit D

Form of Guarantee

NON-RECOURSE GUARANTY AGREEMENT

THIS NON-RECOURSE GUARANTY AGREEMENT (this “Non- Recourse Guaranty”), dated as of July 15, 2009, is entered into by and among: (i) USF GLEN MOORE INC. (“Glen Moore”), a Pennsylvania corporation; (ii) YRC LOGISTICS SERVICES, INC., an Illinois corporation (“Logistics”); (iii) each other Affiliate of a Primary Obligor (as defined below) that becomes party hereto from time to time pursuant to a joinder agreement attached hereto as Exhibit A (together with Glen Moore and Logistics, each a “Guarantor” and collectively the “Guarantors”); and (iv) Wilmington Trust Company, as agent for the Funds (as defined below) (together with its permitted successors and assigns, in such capacity, the “Agent”) for the benefit of the Funds. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Contribution Deferral Agreement.

RECITALS

WHEREAS, pursuant to the Contribution Deferral Agreement dated as of June 17, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Contribution Deferral Agreement”) among YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”; together with YRC, Holland and Reddaway, the “Primary Obligors”), the TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND (the “CS Pension Fund”), each other pension fund which has or will execute a joinder substantially in the form of Exhibit A attached to the Contribution Deferral Agreement (each of the CS Pension Fund and such other pension funds, a “Fund”, and collectively, the “Funds”) and the Agent, the Funds have agreed to defer the receipt of payment of the Deferred Pension Payments upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor has agreed to guaranty the Obligations (as defined in the Contribution Deferral Agreement) of the Primary Obligors; and

WHEREAS, each Guarantor will derive substantial direct and indirect benefits from the deferral of the Deferred Pension Payments under the Contribution Deferral Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Funds to defer the receipt of payment of the Deferred Pension Payments, each Guarantor hereby agrees with the Funds as follows:

ARTICLE I

Section 1.1 Defined Terms.

(a) “Guaranteed Obligations” means the due and punctual payment of (a) all Deferred Pension Payments and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Deferred Pension Payments when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all Obligations of the Primary Obligors under the Fund Documents and (c) all other reasonable out-of-pocket fees, costs, expenses (including, without limitation, the fees and expenses of the Agent, Agent’s sub-agents and counsel) and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Fund and the Agent under this Non-Recourse Guaranty, the Contribution Deferral Agreement, and the other Fund Documents.

ARTICLE II

Section 2.1 Non-Recourse Guaranty.

(a) Subject to the limitation set forth in Section 2.1(f), each Guarantor hereby agrees that such Guarantor is jointly and severally liable for, and hereby absolutely, irrevocably and unconditionally guarantees to the Agent, the Funds and their respective permitted successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) of, all Guaranteed Obligations owed or hereafter owing to the Agent or the Funds by each of the Primary Obligors and each other Guarantor. Subject to the limitation set forth in Section 2.1(f), each Guarantor agrees that its guaranty obligation hereunder is a continuing guaranty of payment and not of collection, that, subject to Section 2.2 its obligations under this Section 2.1 shall not be discharged until payment in cash, in full, of the Guaranteed Obligations (other than contingent obligations not due and owing) has occurred and this Non-Recourse Guaranty has been terminated, and that its obligations under this Section 2.1 shall be absolute and unconditional, irrespective of, and unaffected by,

(i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Non-Recourse Guaranty, the Contribution Deferral Agreement, any other Fund Document or any other agreement, document or instrument to which an Obligor is or may become a party;

(ii) the absence of any action to enforce this Non-Recourse Guaranty (including this Section 2.1), the Contribution Deferral Agreement or any other Fund Document or the waiver or consent by the Funds and/or the Agent with respect to any of the provisions thereof;

(iii) the existence, value or condition of, or failure to perfect its Lien against, any security for the Guaranteed Obligations or any action, or the absence of any action, by the Funds and/or the Agent in respect thereof (including the release of any such security);

(iv) the insolvency of any Obligor; or

(v) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment or performance).

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Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations guaranteed hereunder.

(b) To the extent permitted by applicable law, each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Agent or the Funds to marshal assets or to proceed in respect of the Guaranteed Obligations guaranteed hereunder against any other Obligor, any other party or against any security for the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. It is agreed among each Guarantor, the Agent and the Funds that the foregoing waivers are of the essence of the transaction contemplated by this Non-Recourse Guaranty and the other Fund Documents and that, but for the provisions of this Section 2.1 and such waivers, the Agent and the Funds would decline to enter into the Contribution Deferral Agreement or any other Fund Document.

(c) Each Guarantor agrees that the provisions of this 2J_ are for the benefit of the Agent and the Funds and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Guarantor and the Agent or the Funds, the obligations of such other Guarantor under this Non-Recourse Guaranty or any other Fund Documents.

(d) Notwithstanding anything to the contrary in this NonRecourse Guaranty or in any other Fund Document, except as set forth in clause (g) of this Section 2.1, until payment in full of the Guaranteed Obligations (other than contingent obligations not due and owing), each Guarantor hereby agrees not to exercise any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and waives any and all defenses available to a surety, guarantor or accommodation co-obligor of the Guaranteed Obligations. Each Guarantor acknowledges and agrees that this clause (d) is intended to benefit the Agent and the Funds and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Section 2.1, and that the Agent and the Funds and their respective permitted successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this clause (d) of this Section 2.1.

(e) If, in the exercise of any of its rights and remedies, the Agent or the Funds would, absent appropriate waivers, forfeit any of their rights or remedies, including its right to enter a deficiency judgment against any Primary Obligor, any other Guarantor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by the Agent or the Funds and waives any claim or defense based upon such action, even if such action by the Agent or the Funds shall result in a full or partial loss of any rights of subrogation that each Guarantor might otherwise have had but for such action by the Agent or the Funds. Any election of remedies that results in the denial or impairment of the right of the Agent or the Funds to seek a deficiency judgment against any Guarantor or any Primary Obligor shall not impair any other Guarantor’s obligation to pay the full amount of the Guaranteed Obligations.

(f) Notwithstanding anything in this Non-Recourse Guaranty to the contrary, subject to the Intercreditor Agreement, under this Non-Recourse Guaranty:

(i) no recourse shall be had for the payment or performance of the Guaranteed Obligations against any Guarantor in its individual capacity or any of its trustees, members, managers, officers or directors, other than in connection with the enforcement of Agent’s security interest in and lien upon the Collateral such Guarantor provided to secure the Guaranteed Obligations;

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(ii) Agent shall not have recourse for payment of the Guaranteed Obligations to any assets of any Guarantor other than the Collateral such Guarantor provided to secure the Guaranteed Obligations; and

(iii) no Guarantor shall be liable, directly or indirectly, for the payment or performance of the Guaranteed Obligations, except to the extent of the Collateral owned by such Guarantor.

(g) To the extent that any Guarantor shall make a payment under this Section 2.1 of all or any of the Guaranteed Obligations (a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guaranteed Obligations (other than contingent indemnity obligations to the extent no claim giving rise thereto has been asserted) and termination of this Non-Recourse Guaranty, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor under this Section 2.1 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. This clause (g) of this Section 2.1 is intended only to define the relative rights of the Guarantors and nothing set forth in this clause (g) of this Section 2.1 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Non-Recourse Guaranty, including clause (a) of this Section 2.1. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing. The rights of the indemnifying Guarantors against other Obligors under this clause (g) of this Section 2.1 shall be exercisable only upon the full payment of the Guaranteed Obligations.

(h) The liability of each Guarantor under this Section 2.1 is in addition to and shall be cumulative with all liabilities of each other Guarantor to the Funds and the Agent under this Non-Recourse Guaranty and the other Fund Documents to which such Guarantor is a party or in respect of any Guaranteed Obligations or obligation of the other Guarantor, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

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ARTICLE III

Each Guarantor represents and warrants to the Agent and each of the Funds that:

(a) Organization; Powers. Such Guarantor (a) is organized, validly existing and in good standing (to the extent that such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization or incorporation as applicable, and (b) has all corporate or organizational requisite corporate power and authority to carry on its business as now conducted.

(b) Authorization; Enforceability. The guaranty of the Guaranteed Obligations hereunder are within such Guarantor’s corporate or organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder or shareholder action. Such Guarantor has all requisite corporate or organizational power to carry out and perform its obligations under the terms of this Non-Recourse Guaranty. Each Guarantor has duly executed and delivered this Non-Recourse Guaranty. This Non-Recourse Guaranty constitutes the legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ARTICLE IV

Section 4.1 Amendments. None of the terms or provisions of this NonRecourse Guaranty may be waived, amended, supplemented or otherwise modified except as set forth in Section 11.03 of the Contribution Deferral Agreement.

Section 4.2 Notices. All notices, requests and demands to or upon the Agent, any Fund or any Guarantor hereunder shall be effected in the manner provided for in Section 11.14 of the Contribution Deferral Agreement; provided, however, that any such notice, request or demand to or upon any Guarantor shall be addressed to an Obligor’s notice address set forth in Section 11.14 of the Contribution Deferral Agreement.

Section 4.3 Successors and Assigns. This Non-Recourse Guaranty shall be binding upon the permitted successors and assigns of each Guarantor and shall inure to the benefit of the Agent, the Funds and their permitted successors and assigns under the Contribution Deferral Agreement.

Section 4.4 Counterparts. This Non-Recourse Guaranty may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one party hereto, but all such counterparts taken together shall constitute one and the same Agreement.

Section 4.5 Severability. Whenever possible, each provision of this Non-Recourse Guaranty shall be interpreted in such manner as to be effective and valid under applicable law,

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but if any provision of this Non-Recourse Guaranty or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Non-Recourse Guaranty; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.6 No Third Party Beneficiaries. This Non-Recourse Guaranty is for the sole benefit of the parties hereto and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties hereto and the Funds and their successors and permitted assigns, any legal or equitable rights hereunder.

Section 4.7 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Non-Recourse Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Non-Recourse Guaranty (and all exhibits hereto, if any), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

Section 4.8 Conflicts. With respect to the Agent and the Funds and the obligations of the Agent under the Fund Documents only, in the event of a conflict between this Agreement and the Fund Documents, the terms of the Fund Documents shall govern and control.

Section 4.9 Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS NON-RECOURSE GUARANTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTION WITH, RELATED OR INCIDENTAL TO THIS NON-RECOURSE GUARANTY, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

[SIGNATURE PAGES FOLLOW]

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YRC Logistics Services, Inc., an Illinois Corporation

By:
Name:	Brenda Stasiultis
Title:	Vice President – Finance

[Signature page to non-Recourse Guaranty Agreement]

USF Glen Moore Inc., a Pennsylvania corporation

By:
Name:	Phil J. Gaines
Title:	Senior Vice President - Finance

[Signature page to non-Recourse Guaranty Agreement]

WILMINGTON TRUST COMPANY, as Agent

By:
Name:	W. Thomas Morris, Ii
Title:	Vice President

[Signature page to non-Recourse Guaranty Agreement]

EXHIBIT A

JOINDER AGREEMENT

Reference is hereby made to that certain Non-Recourse Guaranty Agreement dated as of July     , 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Non-Recourse Guaranty”) by and among each of the parties thereto as a Guarantor (collectively, the “Guarantors” and each, a “Guarantor”) and Wilmington Trust Company, as agent for the Funds (as defined therein) (in such capacity, together with its permitted successors and assigns in such capacity, the “Agent”). Except as otherwise defined herein, capitalized terms used herein have the meanings given in the Non-Recourse Guaranty.

Each of the undersigned (each a “New Guarantor”) hereby joins the Non-Recourse Guaranty as a Guarantor. Each New Guarantor hereby (i) guaranties the payment of the Guaranteed Obligations with the same force and effect as if such New Guarantor were an original party to the Non-Recourse Guaranty as a Guarantor, (ii) agrees to comply with the terms and conditions of the Non-Recourse Guaranty applicable to it as a “Guarantor” thereunder, and (iii) makes each of the representations and warranties in the Non-Recourse Guaranty applicable to itself as a “Guarantor” thereunder as of the date hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be executed as of the date first written above.

[NAME OF ENTITY]

By:
Name:
Title: